                                                                   EXHIBIT 10.37


                                      LEASE

                                     BETWEEN

                  PHOENIX INDUSTRIAL INVESTMENT PARTNERS, L.P.
                         AN ARIZONA LIMITED PARTNERSHIP

                                   AS LANDLORD

                                       AND

                             SPEEDFAM - IPEC, INC.,
                             AN ILLINOIS CORPORATION

                                    AS TENANT

                                              TABLE OF CONTENTS

                                                                                                           PAGE
 1.      DEFINITIONS....................................................................................     1

 2.      LEASED PREMISES................................................................................     4

 3.      TERM...........................................................................................     4

 4.      RENT...........................................................................................     4

 5.      ADDITIONAL CHARGES.............................................................................     5

 6.      LATE CHARGES AND INTEREST......................................................................     5

 7.      USE OF LAND PREMISES...........................................................................     6

 8.      TRIPLE NET LEASE...............................................................................     6

 9.      MAINTENANCE AND REPAIRS........................................................................     6

10.      TENANT'S EQUIPMENT.............................................................................     7

11.      ALTERATIONS AND ADDITIONS......................................................................     7

12.      IMPOSITIONS....................................................................................    10

13.      COMPLIANCE WITH REQUIREMENTS...................................................................    10

14.      LIENS..........................................................................................    10

15.      PERMITTED CONTESTS.............................................................................    11

16.      NO CLAIMS AGAINST LANDLORD.....................................................................    11

17.      INDEMNIFICATION BY TENANT......................................................................    11

18.      UTILITIES......................................................................................    12

19.      INSURANCE......................................................................................    12

20.      DAMAGE TO OR DESTRUCTION OF LEASED PREMISES....................................................    15

21.      EMINENT DOMAIN.................................................................................    16

22.      PERFORMANCE ON BEHALF OF TENANT................................................................    18

23.      ASSIGNMENTS AND SUBLEASE.......................................................................    18

24.      EVENTS OF DEFAULT; TERMINATION.................................................................    24

25.      ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.................................................    29

26.      SUBORDINATION AND ATTORNMENT...................................................................    31

27.      OPTIONS TO EXTEND..............................................................................    31

28.      APPRAISAL......................................................................................    32

29.      RIGHT OF ENTRY.................................................................................    33

30.      NOTICES........................................................................................    33

31.      SURRENDER......................................................................................    34

32.      BROKER.........................................................................................    34

33.      WAIVER.........................................................................................    35

34.      NO PARTNERSHIP.................................................................................    35

                                              TABLE OF CONTENTS

                                                                                                           PAGE
35.      PARTIAL INVALIDITY ............................................................................    35

36.      RECORDING......................................................................................    35

37.      HAZARDOUS MATERIALS ...........................................................................    35

38.      HOLDING OVER...................................................................................    39

39.      AUTHORITY......................................................................................    39

40.      PARKING..... ..................................................................................    39

41.      QUIET TITLE ...................................................................................    39

42.      BENEFIT........................................................................................    39

43.      SIGNAGE........................................................................................    39

44.      TELECOMMUNICATIONS ............................................................................    39

45.      APPROVALS AND CONSENTS.........................................................................    40

46.      SECURITY DEPOSIT ..............................................................................    40

47.      MISCELLANEOUS..................................................................................    41

48.      COUNTERPART....................................................................................    41

                                      LEASE

      THIS LEASE is made and entered into as of the 21 day of June, 2002,("LEASE EXECUTION DATE") by and between Phoenix Industrial Investment Partners, L.P., an Arizona limited partnership (hereinafter called "LANDLORD"), and SpeedFam - IPEC, Inc., an Illinois corporation (hereinafter called "TENANT").

                                    RECITALS

      A. Concurrently herewith, Landlord purchased from Tenant that certain real property commonly known as 300 North 56th Street and 305 North 54th Street, Chandler, Arizona, more folly described on the attached Exhibit A ("PROPERTY").

      B. As part of the aforementioned acquisition, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, the Leased Premises (as defined hereinafter) upon the terms and conditions hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                              W I T N E S S E T H:

      In consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. DEFINITIONS. As used in this Lease the following terms shall have the following respective meanings:

            a.    Additional Charges: as defined in Section 5.

            b.    Affiliate, Subsidiary or Successor: as defined in Section 23.

            c.    Alteration or Alterations: as defined in Section 11.

            d.    Appraisal: as defined in Section 28.

            e.    Base Rent: as defined in Section 4.

            f. Business Days: any day which is not a Saturday, Sunday or federal, state or local holiday.

            g.    Capital Improvement: as defined in Section 9.

            h. Cost(s) and Expenses(s): all costs, expenses and fees of every kind and nature, including without limitation reasonable attorneys' fees, court costs, experts' fees, consultants' fees and all other expenses arising from or connected with threatened or pending actions, suits, claims, demands or proceedings.

            i.    Default: as defined in Section 24.

            j. Default Rate: the lesser of (i) four (4) points above the then prime rate of interest as announced from time to time by Bank One, Arizona, NA, a national banking association, or its successor; and (ii) the highest rate permitted by applicable law.

            k.    Fair Market Rental: as defined in Section 28.

            1.    Hazardous Materials: as defined in Section 37.

            m. Impositions: Any of the following which at any time during or in respect of the Lease Term may be charged, assessed, levied, confirmed or imposed on or be a lien upon (y) the Leased Premises or any part thereof or any Rent or other payments paid to Landlord pursuant to this Lease or subleases of the Leased Premises, or any part thereof, by anyone claiming by, through or under Tenant; or (z) any occupancy, use or possession of or activity conducted on the Leased Premises or any part thereof: all taxes including, without limitation, (i) Real Property Taxes; (ii) sales, transaction privilege, license, excise, rent or similar taxes and whether imposed on, or measured by, the Rent, Additional Charges or other payments or consideration in any form for which Tenant is obligated by reason of the privilege of renting or of Tenant's occupancy hereunder, and (iii) all new taxes imposed, levied or charged in lieu of or in addition to existing taxes by virtue of present or future law or governmental authority in connection with the ownership, use, occupancy or possession of the Leased Premises as measured by the Rents, Additional Charges or other payments herein provided to be paid by Tenant, or otherwise, assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the term hereof, ground rents, contract payments, water, sewer, utility or similar rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other authorization fees, other charges and other governmental impositions in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every kind and character (including all interest and penalties thereon). Notwithstanding anything hereinabove to the contrary, Impositions shall not include, and Tenant shall never be obligated to pay, any corporate, estate, inheritance, succession, capital, levy or transfer tax of Landlord or any income, profit or revenue tax, franchise taxes or other similarly imposed taxes of Landlord determined on the basis of general income or revenues (except to the extent a part of the sales, privilege, rent and other taxes described by (ii) of this definition of Impositions) or any interest or penalties in respect thereof.

            n.    Improvements: As defined in Section 2.

            o. Insurance Requirements: all terms of an insurance policy covering or applicable to the Leased Premises or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting all or any part of the Leased Premises or any use or condition thereof.

            p. Lease: this Lease, as at the time amended, modified or supplemented, together with all Exhibits now or hereafter attached hereto or referenced herein.

            q.    Lease Term: as defined in Section 3.

            r. Lease Year: Except with regard to the first Lease Year, which first Lease Year shall include the first twelve (12) full calendar months and any partial month at the commencement of the Lease Term (if the Lease commences on a date other than the first of a month), each consecutive twelve (12) month period during the Lease Term, with the first Lease Year commencing simultaneously with the commencement of the Lease Term, and with each subsequent Lease Year commencing immediately upon the expiration of the immediately preceding Lease Year.

            s.    Leased Premises: as defined in Section 2.

            t. Legal Requirements: all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to all or any part of the Leased Premises or any use or condition thereof.

            u. Month or Monthly: each calendar month beginning or ending during the Lease Term.

            v.    Option or Options: as defined in Section 27.

            w.    Option Date: as defined in Section 27.

            x.    Qualified Appraiser: as defined in Section 28.

            y. Real Property Taxes: all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Leased Premises (as now constructed or as may at any time hereafter be constructed, altered or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Leased Premises, the gross receipts, income, or rentals from the Leased Premises, or the use of parking areas, public utilities, or energy within the Leased Premises, or Landlord's business of leasing the Leased Premises. If at any time during the Lease Term the method of taxation or assessment of the Leased Premises prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Taxes described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Leased Premises or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Leased Premises, on Landlord's business of leasing the Leased Premises, or computed in any manner with respect to the operation of the Leased Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "REAL PROPERTY TAXES" for purposes of this Lease. "Real Property Taxes" shall also include any costs and expenses incurred by Landlord in connection with appealing and/or contesting any Real Property Taxes.

            z. Rent: shall mean, collectively, Base Rent, Additional Charges, Impositions, late charges and all other payments of money payable to Landlord under this Lease, whether or not such payments are specifically denominated as rent hereunder.

            aa.   Restoration: as defined in Section 20(b).

            bb.   SNDA: as defined in Section 26.

            cc. Tenant's Equipment: all personal property, furniture, furnishings, business or trade fixtures and equipment now or hereafter in or about the Leased Premises or any part thereof, which are the property of Tenant or any permitted sublessee or assignee of Tenant, the Alteration or removal of which shall be in accordance with Section 10. Without limiting the generality of the foregoing, Tenant's Equipment shall include that property listed on the attached Exhibit B.

            dd.   Third Appraiser: as defined in Section 28.

            ee. Unavoidable Delays: delays due to strikes, acts of God, labor disputes, fire, earthquakes, floods, explosion, out of the ordinary actions of the elements, invasion, war, insurrection, sabotage, inability to procure or general shortage of labor, equipment, facilities, materials, or supplies in the open market, failure of transportation, lockouts, actions of labor unions, laws or orders of governmental, civil, military or naval authorities, governmental restrictions, enemy action, riot, civil commotion, unavoidable casualty, or other causes (whether similar or dissimilar) beyond the control of the obligated party hereto, financial inability excepted.

      2. LEASED PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Property together with all improvements, buildings, fixtures and structures ("IMPROVEMENTS") as now or hereafter existing, constructed or altered thereon and all appurtenances thereto (collectively, the "LEASED PREMISES"). Tenant acknowledges that Tenant is the prior owner of the Leased Premises, that this Lease is part of a sale-leaseback transaction and Tenant is intimately familiar with all aspects of the Leased Premises and that this Lease is on an "as is", "where is" and "with all faults" basis.

      3. TERM. The term of this Lease ("LEASE TERM") shall commence on June 21, 2002, and shall end on the last day of the one hundred eightieth (180th) full calendar month after commencement of the Lease Term, which expiration date is June 20, 2017, subject to the Options to extend hereinafter set forth or earlier termination pursuant to the terms of this Lease.

      4. RENT. Tenant shall pay to Landlord as base monthly rent ("BASE RENT") for the Leased Premises as follows:

Lease Year 1               $250,000.00 per month
Lease Year 2               $255,000.00 per month
Lease Year 3               $260,100.00 per month
Lease Year 4               $265,302.00 per month
Lease Year 5               $270,608.04 per month
Lease Year 6               $276,020.20 per month
Lease Year 7               $281,540.60 per month
Lease Year 8               $287,171.42 per month
Lease Year 9               $292,914.85 per month
Lease Year 10              $298,773.14 per month
Lease Year 11              $304,748.61 per month
Lease Year 12              $310,843.58 per month
Lease Year 13              $317,060.45 per month
Lease Year 14              $323,401.66 per month
Lease Year 15              $329,869.69 per month

            Base Rent shall be payable in advance of the first day of each Month during the Lease Term; provided, however, if the Lease Term commences on a day other than the first day of a Month, Tenant shall pay to Landlord concurrently with the commencement of the Lease Term, the Base Rent for such partial Month on a pro-rated basis calculated using a thirty (30) day month. The Base Rent and all other sums payable to Landlord hereunder shall be paid by good check payable in currency of the United States of America as at the time shall be legal tender for the payment of public and private debts, at the Landlord's address specified for notices in Section 30, or at such other place as Landlord may designate in writing from time to time. Such payments shall be made without any abatement, deduction or offset whatsoever, and without any prior demand therefor. In the event that the Lease Term is terminated for any reason on a date other than the last day of a calendar month, on the first day of the last calendar month of the Lease Term Tenant shall pay to Landlord as Base Rent for the period from said first day of said last calendar month to and including the last day of the Lease Term that proportion of the monthly Base Rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30). If a check of Tenant's is dishonored for insufficient funds, Landlord may require Tenant to make future payments due hereunder via electronic transfer or cashier's check.

      5. ADDITIONAL CHARGES. Tenant also shall pay from time to time during the Lease Term as additional charges ("ADDITIONAL CHARGES"):

            a. all amounts and obligations other than Base Rent which Tenant herein assumes or agrees to pay, including without limitation all Impositions; and

            b. interest at the Default Rate on such of the foregoing amounts and obligations other than Base Rent as are payable to Landlord which are not paid on or before the fifth (5th) day after written notice by Landlord to Tenant that such amount is due, with such interest to accrue from each date that such amount was due until paid.

      6. LATE CHARGES AND INTEREST. Tenant acknowledges that late payment by Tenant to Landlord of Rent under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult or impracticable to determine. Such costs include, but are not limited to, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any mortgage or deed of trust secured by the Leased Premises. Therefore, if any installment of Base Rent or any payment of Additional Charges, Impositions or other rent due from Tenant is not received by Landlord in good funds by the applicable due date, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge. The parties acknowledge that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any Rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any Rent due under this Lease in a timely fashion, including any right to terminate this Lease as set forth elsewhere herein. If any Base Rent remains delinquent for a period in excess of five (5) days then, in addition to such late charge, Tenant shall pay to Landlord interest on any Base Rent, Rent and/or Additional Charges that is not paid when due at the Default Rate following the date such amount became due until paid.

      7. USE OF LEASED PREMISES. Tenant may use the Leased Premises for any lawful purpose permitted by applicable zoning, building and other Legal Requirements of municipal, state or federal authorities now in force, or which hereafter may be in force with respect to the Leased Premises. Tenant will not commit, omit or permit any act, condition or event which is contrary to any Legal Requirement or Insurance Requirement. Tenant shall not commit any waste in or about the Leased Premises, and Tenant shall keep the Leased Premises in a neat, clean, attractive and orderly condition, free of any nuisances.

      8. TRIPLE NET LEASE. This Lease shall be deemed an absolute triple net lease and Tenant shall do all acts and make all payments connected with or arising out of any use or occupation of the Leased Premises, or any part thereof, whether now or hereafter existing, levied or imposed, and whether foreseen or unforeseen. Landlord shall not be obligated to perform any acts or be subject to any liabilities or to make any payments except as otherwise specifically and expressly provided in this Lease.

      9.    MAINTENANCE AND REPAIRS.

            a. Tenant at its sole Cost and Expense will keep in good, clean, first class and operable condition the Leased Premises and every part thereof, including, but not limited to, all plumbing, heating, roof, parking lot, ventilation, air conditioning and electrical systems and equipment in, on or serving the Leased Premises, windows, doors, floors, interior walls, the roof, exterior walls, ceiling and basement which are part of the Leased Premises, and will make or cause to be made all necessary or appropriate repairs, replacements or renewals thereof, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, capital or ordinary.

            b. In addition to the foregoing, Tenant shall be required to make such repairs, maintenance and replacements at such reasonable intervals as the parties may agree, which intervals are initially designated on Exhibit D. Tenant will maintain a software package that schedules all preventative maintenance procedures with the settings consistent with those set forth on Exhibit D. Such repairs, maintenance and replacements shall be done in a good, workmanlike and first class manner. If Landlord so requires, Tenant shall obtain Landlord's consent, which shall not be unreasonably withheld, as to the selection of contractors prior to commencement of such work. Subject to Tenant's right to use internal personnel for repair, replacement and maintenance obligations, Tenant shall contract for regular maintenance and upkeep for landscaping, elevators, janitorial and the HVAC system, and shall provide Landlord with copies of such concurrently herewith and within five (5) business days after Landlord's request. If Landlord and/or a successor in interest to Tenant shall be bound by such contracts, such contracts shall include a clause that makes them terminable upon thirty (30) days written notice from Landlord. Unless Tenant has contracted for repair, replacement and maintenance obligations with a third-party, at all times during the Lease Term, Tenant shall maintain internal maintenance personnel adequate to maintain the Leased Premises in good, clean, first class and operable condition. If Tenant does not maintain such internal maintenance personnel, as Landlord shall reasonably determine, Tenant shall enter into such maintenance contracts on such terms and conditions as Landlord shall reasonably require.

            c. Tenant shall also cause the Leased Premises to be inspected by a licensed contractor on an annual basis, or at such other times as Landlord shall reasonably designate, and Tenant shall perform, subject to Unavoidable Delays, within forty five (45) days after the presentation of the contractor's findings, all repairs, maintenance and replacements designated by said contractor. If Landlord so requires, Tenant shall obtain Landlord's consent, which shall not be unreasonably withheld, as to the selection of said contractor.

                  Tenant shall also cause the roof, parking lot, plumbing and electrical systems to be inspected by a licensed roofing contractor, paving company, plumbing company or electrical company as applicable, on an annual basis, or at such other times as Landlord shall designate and Tenant shall perform, subject to Unavoidable Delays, within forty five (45) days after the presentation of the contractor's findings, all repairs, maintenance and replacements designated by said contractor. Tenant shall provide Landlord with a copy of any reports or findings pursuant to any inspection required hereunder within five (5) business days after Tenant's receipt thereof.

            d. If Tenant does not timely perform all of its maintenance, repair and replacement obligations as required by the terms of this Lease, Landlord may, but shall have no obligation to, perform such obligations at Tenant's sole Cost and Expense. In such event, Tenant shall reimburse Landlord for all Costs and Expenses associated therewith upon demand, with interest at the Default Rate from date of payment by Landlord. Such sums shall be considered Rent for all purposes hereunder.

            e. Tenant shall be required to maintain the Leased Premises in a first class condition through the Lease Term, at its sole Cost and Expense. Notwithstanding anything contained herein to the contrary, Tenant shall be solely responsible for all maintenance, repairs and replacements affecting the Leased Premises during the Lease Term and in no event shall Tenant be deemed an agent of Landlord for the purpose of conducting such maintenance, repairs, and replacements without the express written acknowledgement of agency by Landlord.

      10. TENANT'S EQUIPMENT. All of Tenant's Equipment shall remain the property of Tenant, provided that:

            a. Tenant shall have the right at any time during the Lease Term while not in Default to remove from the Leased Premises all or any part of Tenant's Equipment in or on the Leased Premises without regard to the manner placed on or affixed to the Leased Premises, provided that Tenant at its expense immediately will repair or be obligated for all Costs and Expenses in connection with all damage to the Leased Premises caused by the removal of Tenant's Equipment therefrom.

            b. Any of Tenant's Equipment not removed by Tenant at its expense within thirty (30) days after the expiration or earlier termination of this Lease or the Lease Term shall be considered abandoned by Tenant and may be appropriated, sold, destroyed, or otherwise disposed of by Landlord without any further notice to Tenant, and without obligation to account therefor. Tenant at its expense will immediately repair or be obligated for all Costs and Expenses in connection with all damage to the Leased Premises caused by any removal of Tenant's Equipment therefrom. Landlord shall not be responsible for any loss of or damage to Tenant's Equipment, except to the extent caused by Landlord's gross negligence or willful acts.

      11. ALTERATIONS AND ADDITIONS. Tenant shall have the right at any time during the Lease Term, at Tenant's sole Cost and Expense, while not in Default to make changes, alterations, additions or improvements (collectively, "ALTERATIONS", or singularly, an "ALTERATION") in or to the Leased Premises, subject to the following:

            a. Tenant shall not construct any Alterations or otherwise alter the Leased Premises without Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed, except that provided Tenant complies with each and every other term and condition applicable to Alterations, no approval by Landlord shall be required provided:

                          i. The cost of the Alteration in question does not cost in excess of Fifty Thousand Dollars ($50,000.00);

                         ii. The total cost of all Alterations for the Lease Year in which Tenant commences construction of the Alteration in question does not total more than One Hundred Thousand Dollars ($100,000.00); provided, however, that the cost of Alterations costing less than Fifty Thousand Dollars ($50,000.00) shall not apply to the total Alteration amount of One Hundred Thousand Dollars ($100,000.00) for the applicable Lease Year unless and until the total cost of all Alterations for such Lease Year costing less than Fifty Thousand Dollars ($50,000.00) each shall total at least One Hundred Thousand Dollars ($100,000.00), and then, all of such Alterations shall apply to the total Alteration amount for said Lease Year and the Tenant shall be required to obtain Landlord's consent for any and all subsequent Alterations during said Lease Year;

                        iii. Such Alteration does not affect the structural integrity of the Leased Premises or any base-building system; and

                         iv. Such Alteration does not adversely affect the future leaseability of the Leased Premises to a subsequent lessee.

                  Except for any Alterations permitted under this Section 1l(a) without Landlord's consent, Tenant shall not construct any Alteration until Landlord has approved in writing the plans and specifications therefor, and such Alteration shall be constructed substantially in compliance with such approved plans and specifications by a licensed contractor first approved by Landlord (who shall not unreasonably withhold, condition or delay its approval of any such contractor). All Alterations constructed by Tenant shall be constructed by a reputable licensed contractor in a good and workmanlike first class manner and using new materials of good quality, in accordance with all applicable laws and regulations.

            b. Tenant shall not commence construction of any Alterations until:

                          i. All required governmental approvals and permits have been obtained;

                         ii. All requirements regarding insurance imposed by this Lease have been satisfied;

                        iii. Tenant has given Landlord at least ten (10) day's prior written notice of its intention to commence such construction,

                         iv. For any Alteration requiring Landlord's consent hereunder, Tenant has obtained contingent liability and broad form builders' risk insurance in an amount equal to the cost of the Alteration if there are any perils relating to the proposed construction not covered by insurance required to be carried pursuant to Section 19.

                          v. For any Alteration requiring Landlord's consent hereunder, Tenant has deposited into an escrow account an amount equal to not less than one hundred fifty percent (150%) of the amount of the estimated hard and soft costs of the Alteration, securing Tenant's payment and performance of its obligations related to the applicable Alteration.

            c. All Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Leased Premises except in further accordance with this Section 11; provided, however, that any Alteration which involves Tenant's Equipment may be altered and removed in accordance with
                  Section 10. At the expiration or sooner termination of the Lease Term, all Alterations shall be surrendered to Landlord as part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof, provided, however, Landlord expressly reserves the right to require Tenant to remove any Alterations prior to the expiration or sooner termination of the Lease Term by providing Tenant with written notice thereof within sixty (60) days prior to the expiration of the Lease Term or within thirty (30) days after the earlier termination of the Lease Term, as applicable.

            d. For any Alteration reasonably determined by Landlord to adversely affect the future leaseability of the Leased Premises, Tenant shall post a letter of credit, in form and content and with a bank reasonably acceptable to Landlord (or other security reasonably satisfactory to Landlord) in an amount equal to one hundred fifty percent (150%) of the estimated cost (as determined by a licensed contractor's bid good for reasonable period of time) to remove such Alteration and restore the Leased Premises to its state immediately prior to the commencement of construction of said Alteration. In addition to the foregoing, Tenant shall cause a licensed contractor reasonably acceptable to Landlord (if Landlord so desires to maintain acceptance of such contractor) to prepare a bid for the removal of said Alteration and restoration of the Leased Premises to its state immediately prior to the commencement of construction of said Alteration on each fifth anniversary of the completion of construction of said Alteration and shall increase the amount of the letter of credit or other security, as applicable, to the extent necessary to provide Landlord with one hundred fifty percent (150%) security for such removal and restoration. Such letter of credit or security may be drawn upon only upon Tenant's failure to act in accordance with Landlord's request under
                  Section 31. The foregoing notwithstanding, Tenant shall not be required to comply with the requirements of this Section 1l(d) if it obtains a minimum credit rating of at least BBB- (minimum investment grade rating).

            e. Every six (6) months Tenant shall notify Landlord in writing of the nature and cost of any and all Alterations performed by Tenant hereunder, and, to the extent Landlord has not already been provided with plans, specifications, approvals, permits, the final cost and such other information as Landlord shall reasonably determine related to said Alteration, Tenant shall provide Landlord with such information concurrently therewith.

            f. Tenant shall, at its sole Cost and Expense, make any Alteration of any sort to the Leased Premises when and if required by applicable current or future law, including, but not limited to, the Americans With Disabilities Act of 1990 and all applicable fire and safety codes. Tenant-shall not be required to make such Alterations solely as a result of a change in the law as to such requirements, but only at such times as are required by the applicable law or code. Tenant may take advantage of any phase in or "grandfathering" provisions in such laws and codes. Any such Alterations shall be made by Tenant in accordance with and subject to the provisions of this Section 11.

            g. In performing Alterations, Tenant shall not be deemed the agent of Landlord for any purpose without the express written acknowledgement of such agency by Landlord.

            h. The provisions and conditions of Sections 13 and 14 below shall apply to any work performed by Tenant under this Section 11.

      12. IMPOSITIONS. Subject to Section 15 relating to permitted contests, Tenant during the Lease Term (i) will pay when due (or such earlier date as may be required by the installment payment provisions below in this Section 12) and prior to delinquency all Real Property Taxes levied or assessed against the Leased Premises; and (ii) will pay all other Impositions; both subsections (i) and (ii), before any interest, penalty, fine or cost may be added for non-payment, and will furnish to Landlord for inspection within thirty (30) days after such payment, receipts of the appropriate taxing authority or other proof satisfactory to Landlord evidencing payment of such other Impositions. Tenant will protect, indemnify and hold Landlord harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action and Costs and Expenses imposed upon or incurred by or asserted against Landlord or the Leased Premises by reason of Tenant's failure to pay all Impositions as required herein. If Real Property Taxes or any other Impositions are payable in installments, Tenant may, at its election, make payment thereof in installments which are due and payable during the Lease Term; provided, however, Tenant shall pay Real Property Taxes in quarterly installments during each tax year; provided further, however, that Tenant shall not be required to make such quarterly payments of Real Property Taxes if it obtains a minimum credit rating of at least BBB- (minimum investment grade rating). To the extent Tenant is required to make quarterly payments of Real Property Taxes pursuant to the preceding sentence, Tenant shall make such payments directly to the relevant governmental authority if permitted by such authority; provided, however, that if the relevant taxing authority does not accept quarterly payments, Tenant shall make such payments into an interest bearing escrow account, with the escrow agent being directed to make such payments to the relevant taxing authority when directed by either Tenant or Landlord. Any Impositions relating to a fiscal period, part of which is within and part of which is subsequent to the Lease Term, whether or not such Impositions shall become due and payable or a lien upon the Leased Premises or any part thereof, or be assessed, levied, confirmed or imposed during the Lease Term, shall be adjusted and apportioned between Tenant and Landlord so that Tenant shall pay only that portion of such Impositions computed by multiplying the total amount of such Impositions relating to the fiscal period by a fraction, the numerator of which is the number of days constituting the remainder of the Lease Term and the denominator of which is the number of days constituting the entire fiscal period. The amount due from either party to the other based upon the adjustment and apportionment of such Impositions shall be paid at or promptly following expiration or termination of the Lease Term.

      13. COMPLIANCE WITH REQUIREMENTS. Subject to Section 15 relating to permitted contests, Tenant during the Lease Term will:

            a.    comply with all Legal Requirements and Insurance Requirements;
                  and

            b. procure, maintain and comply with all permits, licenses, franchises and other authorizations required for the use of the Leased Premises or any part thereof then being made by Tenant, and for the proper erection, installation, operation and maintenance of the Improvements and Tenant's Equipment or any part thereof.

      14. LIENS. If the Leased Premises, or any part thereof shall at any time become subject to any vendor's, mechanic's, laborer's or materialmen's lien based upon Tenant's Work, any Alteration or the furnishing of material, labor or professional services to Tenant or the Leased Premises and contracted for by or on behalf of Tenant or its contractors or subcontractors, Tenant shall cause the same, at Tenant's expense, to be discharged or bonded over (pursuant to applicable state law) within twenty (20) days after notice thereof, and Tenant shall defend, indemnify, protect and hold Landlord harmless from all liability, loss, Costs and Expenses arising from such lien, Alteration, material, labor and/or professional services.

      15. PERMITTED CONTESTS. Tenant at its expense, after prior written notice to Landlord and while not in Default, may contest in its own name or in the name of Landlord, or both, by appropriate action taken in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Impositions or any Legal Requirement, provided that:

            a. in the case of any Impositions or Legal Requirement, Tenant shall first make all contested payments, under protest if it desires, unless Tenant's action in some manner suspends the collection of such payments or unless Tenant is not required to make such payments;

            b. neither the Leased Premises nor any part thereof or interest therein could realistically under the then existing circumstances be deemed to be in danger of being sold, forfeited or lost by reason of the contest;

            c. in the case of any Impositions or Legal Requirement, Tenant shall have furnished such security, if any, as may be required by governmental authority and reasonably approved by Landlord;

            d. in the case of any Legal Requirement, Landlord could not realistically and under the then existing circumstances be in danger of any criminal or civil liability for failure to comply therewith; and

            e. in the case of any Imposition or Legal Requirement which remains unpaid at any time during such contest, Tenant shall have furnished to Landlord such security as Landlord shall reasonably require in an amount not less than one hundred twenty five percent (125%) of the amount claimed to be owed by a governmental authority.

      16. NO CLAIMS AGAINST LANDLORD. Nothing contained in this Lease shall constitute any consent (except where consent is expressly required and given under this Lease) or request by Landlord, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof, or as giving Tenant any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord, except as any such claim is expressly provided for by statute despite the provisions of this Section. Any labor, services or material furnished to the Leased Premises in connection with the fulfillment of Tenant's obligations hereunder shall be the sole responsibility of Tenant.

      17. INDEMNIFICATION BY TENANT. Tenant will indemnify, defend, protect and hold Landlord harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, and proceedings, and all Costs and Expenses incurred in connection therewith, imposed upon or incurred by or asserted against Landlord or the Leased Premises by reason of the occurrence or existence of any matter or thing relating to this Lease or the

            Leased Premises during the Lease Term, unless resulting from the negligence or willful acts of Landlord, including but not limited to:

            a. any accident, injury to or death of persons (including workers) or loss of or damage to property occurring on or about the Leased Premises or any part thereof;

            b. any condition or use of the Leased Premises or any part thereof;

            c. any failure on the part of Tenant to perform or comply with any of the terms of this Lease;

            d. performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof; and

            e. all claims for loss or damage to the Leased Premises uncompensated by Tenant's insurance.

      18. UTILITIES. In addition to the Rent and other payments herein provided, Tenant during the Lease Term shall pay prior to delinquency for all water, gas, light, power, telephone, sewage, refrigeration, air conditioning, heat and ventilating, janitorial, and all other materials and utilities used in connection with or supplied to the Leased Premises. To the extent not already installed, Tenant at its Cost and Expense shall have separate meters installed for power, gas, water and other utilities for which separate meters are available, and Tenant solely shall be obligated for all utility connect, disconnect and security deposit charges applicable to the Leased Premises. Landlord shall not be liable for, and Tenant shall not be entitled to any other relief, by reason of the unavailability or limited availability of the foregoing utilities and services.

      19.   INSURANCE.

            a. Risks To Be Insured. Tenant at its Cost and Expense during the Lease Term will maintain the following insurance for the Leased Premises with reputable insurers authorized to do business in Arizona and rated at least A-IV by A.M. Best
                  Company:

                          i. primary coverage insurance with respect to the
                             Improvements against loss or damage by fire and other risks from time to time in so-called "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and Alterations within the Leased Premises and the Leased Premises for the full replacement value thereof, as determined from time to time by the insurer, and in any event in an amount sufficient to prevent Landlord from becoming a co-insurer of any such loss or damage;

                         ii. commercial general liability insurance, together
                             with host liquor liability insurance, and together with excess liability insurance coverage, insuring against, liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Leased Premises with combined single limit coverage on a per occurrence basis of not less than a minimum amount of Five Million Dollars ($5,000,000.00) and an aggregate limit of not less than a minimum amount of Five Million Dollars ($5,000,000.00), which insurance shall contain (1) a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord for losses related to personal injury, bodily injury, death and damage to property, as contained in Section 17; and (2) a cross liability endorsement;

                        iii. appropriate worker's compensation or other
                             insurance against liability arising from claims of workmen in respect of and during the period of any work on or about the Leased Premises; and

                         iv. pollution legal liability insurance, together with
                             new conditions coverage, insuring against, liability for environmental contamination, releases, disposal or pollution to property occurring in, on, under or about, or resulting from an occurrence in or about, the Leased Premises with combined single limit coverage on a per occurrence basis of not less than a minimum amount of Five Million Dollars ($5,000,000.00), as such amount may be increased at the reasonable request of Landlord, with a deductible not to exceed One Hundred Thousand Dollars ($100,000.00). Notwithstanding anything contained herein to the contrary, such coverage shall be with either AIG or Zurich or such other similarly rated insurance companies.

                          v. Such other insurance that from time to time is
                             reasonably required by any lender of Landlord.

            b.    Policy Provisions.

                          i. All insurance maintained by Tenant pursuant to
                             Section 19(a)(i) (Property Insurance), shall:

                              1.    name Landlord, Tenant, and such other
                                    parties as Landlord shall reasonably
                                    designate as insureds, as their respective interests may appear, and, if reasonably commercially available, shall include an effective waiver by the issuer of all rights of subrogation against any insured or such insured's interest in the Leased Premises or any income derived therefrom as provided in
                                    Section I9(d);

                              2. provide that all insurance proceeds, if any, from losses shall be adjusted with Landlord and Tenant.

                         ii. All insurance maintained by Tenant pursuant to
                             Section 19(a)(ii) (Liability Insurance), shall name Landlord and such other parties as Landlord shall reasonably, designate as additional insureds and, if reasonably commercially available, shall include an effective waiver by the issuer of all rights of subrogation against any additional insured or such additional insured's interest in the Leased Premises or any income derived therefrom as provided in Section 19(d).

                        iii. All insurance maintained by Tenant pursuant to
                             Section 19(a), shall:

                              1. not have a "deductible" in excess of One Hundred Thousand Dollars ($100,000.00), or such greater amount as is approved by Landlord;

                              2. if reasonably commercially available, pay any losses notwithstanding any act or failure to act or negligence of Landlord or Tenant or any other person or entity relating to any act, omission or other event causing such losses;

                              3.    provide that no cancellation, lapse,
                                    reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days (or ten (10) days in the case of non payment of premium) after receipt by Landlord and Tenant of written notice thereof;

                              4. be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord;

                              5. be in a form reasonably satisfactory to Landlord; and

                              6.    contain a "severability" clause.

            c.    Delivery of Evidence of Insurance.

                          i. After written request by Landlord and/or not less
                             than thirty (30) days prior to the expiration date of any policy to be obtained by Tenant pursuant to this Section 19, Tenant will deliver to Landlord a certificate of insurance as to the issuance and effectiveness of such policy and the amount of coverage afforded thereby. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant pursuant to this Section 19. Notwithstanding the foregoing, with regard to the insurance required of Tenant pursuant to Section 19(a)(iv) above, Tenant shall provide Landlord with a copy of the entire policy within five (5) business days after the issuance thereof.

                         ii. Tenant shall pay all premiums due for insurance
                             required to be carried by Tenant hereunder
                             (excepting worker's compensation insurance as specified in Section 19(a)(iii)), one year in advance.

            d.    Waiver of Subrogation Rights.

                          i. To the extent permitted by Landlord's insurer, if
                             any, Landlord hereby releases and waives any and all rights of subrogation against Tenant, and against the officers, employees, agents and representatives of Tenant, which, in the absence of this Section 19(d)(i), would arise in favor of any insurance company insuring Landlord against loss by fire or casualty and loss of any other type resulting from damage to or destruction of the Improvements or any portion thereof, or in damage to or destruction of the property of Landlord or the property of others under Landlord's control on the Leased Premises, and to the extent permitted by Landlord's insurer, if any, Landlord hereby releases and waives its right of recovery against Tenant for loss or damage resulting from damage to or destruction of the Improvements or any part thereof, or in damage to or destruction of the property of Landlord on the Leased Premises caused by fire, or other hazards insured against by extended coverage or casualty insurance as provided in this Lease, to the extent mat Landlord is compensated for such loss or damage by actual receipt of proceeds from insurance policies covering such loss or damage or portions thereof, it being expressly understood and agreed that this release and waiver shall not constitute a release and waiver by Landlord of any right of recovery against Tenant for loss or damage, whether arising in connection with the same claim or separate claims, in excess of insurance proceeds actually received by Landlord.

                         ii. To the extent permitted by Tenant's insurer, if
                             any, Tenant hereby releases and waives any and all rights of subrogation against Landlord, and against the officers, employees, agents and representatives of Landlord, which, in the absence of this Section 19(d), would arise in favor of any insurance company insuring Tenant against loss by fire or casualty and loss of any other type resulting from damage to or destruction of the Improvements or any portion thereof, or in damage to or destruction of the Leased Premises of Tenant or the property of others under Tenant's control on the Leased Premises, and, to the extent permitted by Tenant's insurer, if any, Tenant hereby releases and waives its right of recovery against Landlord for loss or damage resulting from damage to or destruction of the Improvements or any part thereof, or in damage to or destruction of the Leased Premises of Tenant on the Leased Premises caused by fire, or other hazards insured against by extended coverage or casualty insurance as provided in this Lease, to the extent that Tenant is compensated for such loss or damage by actual receipt of proceeds from insurance policies covering such loss or damage or portions thereof, it being expressly understood and agreed that this release and waiver shall not constitute a release and waiver by Tenant of any right of recovery against Landlord for loss or damage, whether arising in connection with the same claim or separate claims, in excess of insurance proceeds actually received by Tenant.

                        iii. The foregoing releases and waivers of subrogation
                             rights and releases and waivers of the rights of the Landlord and of the Tenant respectively are expressly conditioned upon the Landlord and the Tenant each being able to obtain in present and future policies required under this Lease of fire, extended coverage, casualty and similar insurance, clauses or endorsements at a commercially reasonable cost which permit the insured to release and waive the insurance company's right of subrogation against third parties responsible for loss, and in the event either the Landlord or the Tenant at any time is unable to obtain policies containing such subrogation waiver clauses or endorsements at a commercially reasonable cost, then and in that event such party may give to the other party written notice thereof and from and after the giving of such notice the releases and waivers herein set forth and each and all of them shall be considered withdrawn and shall in no wise be effective as to loss or damage arising from risks covered by such policies.

                         iv. Notwithstanding anything contained in Sections
                             19(d)(i)-(iii), the insurance required to be carried by Tenant hereunder shall be primary in nature and any insurance carried by Landlord, if any, shall be secondary in nature. Further, Landlord shal1 have no obligation whatsoever to carry insurance insuring the Leased Premises, Improvements, Alterations or personal property located within the Leased Premises.

      20.   DAMAGE TO OR DESTRUCTION OF LEASED PREMISES.

            a. Tenant To Give Notice. In case of any material damage to or destruction of the Leased Premises or any part thereof, Tenant will promptly (and in no event later than the tenth (10th) day after such occurrence) give written notice thereof to Landlord generally describing the nature, extent and cause of such damage or destruction.

            b. Restoration. In case of any damage to or destruction of the Improvements or any part thereof at any time during the Lease Term, subject to the terms of Section 20(e), Tenant shall, at its Cost and Expense, promptly commence and complete, subject to Unavoidable Delays, the restoration, replacement or rebuilding of the Improvements as nearly as possible to its value, condition and character immediately prior to such damage or destruction (such restoration, replacement and rebuilding, together with any temporary repairs and property protection pending completion of the work, being herein called "RESTORATION ").

            c. Application Of Insurance Proceeds. All insurance proceeds received by Landlord or Tenant on account of any damage to or destruction of the Improvements or any part thereof (less the Costs and Expenses incurred by the Landlord and Tenant in the collection thereof, including, without limitation, adjusters fees and expenses) shall be paid only for the Restoration, subject to Sections 20(d) and (e) below.

            d. Abatement. During any period when Tenant's use of the Leased Premises is prevented in whole or part by reason of total or partial damage to or destruction of the Improvements, or by reason of such restoration, the Rent shall be temporarily abated in proportion to the degree that Tenant's use of the Leased Premises is so prevented, but only to the extent of any business interruption or loss of income insurance proceeds actually received by Landlord from Tenant's insurance described in Section 19.

            e. Limited Termination. Except as set forth below, in case of any damage or destruction occurring, during the Lease Term, whether or not insurance proceeds are available for the purpose of Restoration, this Lease shall remain in full force and effect without any abatement, suspension, deferment, diminution or reduction. If twenty percent (20%) or more of the then replacement value of the Improvements is damaged by fire or other casualty occurring during the final two (2) Lease Years of the then running initial or extended Lease Term and Landlord receives insurance proceeds sufficient to cover any Rent loss due to such termination, Tenant may terminate this Lease by written notice to Landlord within thirty (30) days after the date of the fire or other casualty, effective as of the date set forth in such termination notice, which shall in no event be earlier than the thirtieth (30th) day after the date of said termination notice, with Tenant to be responsible for the payment of all Rent and Additional Charges becoming due hereunder until the date of such termination; provided, that Tenant shall pay or assign its right to receive insurance proceeds from such damage or destruction over to Landlord, with Tenant to also pay Landlord contemporaneously with such termination the insurance deductible amount, if any, applicable to such damage or destruction.

      21.   EMINENT DOMAIN.

            a. Whole or Substantial Taking. If all or substantially all of the Leased Premises shall be lawfully taken by condemnation or other eminent domain proceedings pursuant to any law, general or special, this Lease shall terminate on the date of such taking. All Rent and Additional Charges required to be paid by Tenant under this Lease shall be paid up to the date of such termination and upon such termination this Lease shall be of no further force and effect, except that any obligation or liability of either party, actual or contingent, under this Lease which has accrued on or prior to such termination date shall survive and any prepayment of Rent and Additional Charges shall be prorated between the parties. For purposes of this Section "substantially all of the Leased Premises" shall be deemed to mean such portion of the Leased Premises as, when so taken, would leave remaining a balance of the Leased Premises which, due either to the area so taken or the location of the part so taken, in relation to the part not so taken, would not under economic conditions, applicable zoning laws, building regulations then existing or prevailing, reasonably accommodate Tenant's business as conducted at the date of such taking and after performance of all covenants, agreements, terms and provisions herein and by law provided to be performed and paid by Tenant. Tenant, in cooperation with Landlord, shall have the right to participate in any condemnation proceedings and be represented by legal counsel for the purpose of protecting its interests hereunder.

            b. Partial Taking. If only a portion of the Leased Premises shall be so taken and Section 21(a) does not apply, this Lease shall be unaffected by such taking, except that Rent payable by Tenant pursuant to the provisions of this Lease shall be equitably reduced by Landlord to a just and appropriate amount according to the nature and extent of the taking.

            c. Award. No award for any partial or total taking shall be apportioned, it being agreed and understood that Landlord shall be entitled to the entire award for any partial or entire taking. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Equipment, for the interruption of Tenant's business or its moving costs or for the loss of goodwill. Nothing herein contained shall prohibit Tenant from making a separate claim, to the extent permitted by law, for the value of Tenant's Equipment, moving expenses or relocation benefits.

            d. Temporary Taking. If the temporary use or occupancy of all or any part of the Leased Premises shall be lawfully taken for not more than one hundred eighty (180) days by condemnation or in any other manner for any public or quasi-public use or purpose during the Lease Term, Tenant shall be entitled to receive that portion of the award for such taking which represents compensation for the taking of Tenant's Equipment, moving expenses or relocation benefits, and that portion which represents reimbursement for the cost of Restoration pursuant to Section 21(e). This Lease shall be and remain unaffected by such taking and Tenant shall be responsible for all obligations hereunder not affected by such taking and shall continue to pay in full when due the Rent, Additional Charges and all other sums, required to be paid by Tenant pursuant to the provisions of this Lease. If the period of temporary use or occupancy shall extend beyond the end of the Lease Term, that part of the award which represents compensation for the use or occupancy of the Leased Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period to and including the end of the Lease Term, and Landlord shall receive so much as represents the period subsequent to the end of the Lease Term.

            e. Restoration. In the event of any taking of the Leased Premises which does not result in a termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Leased Premises, Tenant at its expense shall proceed with reasonable diligence with the Restoration of the remaining parts of the Leased Premises to substantially the condition existing immediately prior to the date of taking to the extent that the same may be feasible to constitute a complete and tenantable Leased Premises. Landlord shall reimburse Tenant for the reasonable costs of the Restoration of the Leased Premises in an amount not to exceed the amount of the condemnation award specifically allocated to the restoration of the Leased Premises; provided, however, that Landlord shall use commercially reasonable efforts to seek recovery of the reasonable costs of such Restoration as part of the condemnation award and a specific allocation of such costs in the award. If the condemnation award does not specifically allocate any portion thereof for the restoration of the Leased Premises, the Landlord shall reimburse Tenant for the reasonable costs of the Restoration of the Leased Premises in an amount not to exceed the amount of the condemnation award in excess of the portion of the award allocable to the real property taken, as Landlord shall reasonably determine.

      22. PERFORMANCE ON BEHALF OF TENANT. If Tenant shall fail to make any payment or perform any act required hereunder to be made or performed by Tenant, and provided Landlord has given Tenant ten (10) days written notice of its intent to do so and Tenant has failed during said period to make such payment or perform the act required to be performed by Tenant, subject to Unavoidable Delays, then Landlord may, but shall be under no obligation to, make such payment or perform such act with the same effect as if made or performed by Tenant. Notwithstanding, the immediately preceding sentence, Landlord may proceed immediately in the event of an emergency without any notice to Tenant other than bona fide attempts to contact by telephone as soon as reasonably possible under the circumstances either of Tenants' two (2) representatives (whom Tenant may change from time to time by providing written notice thereof) whose names and telephone numbers Tenant has furnished in writing to Landlord prior to such emergency. Entry by Landlord upon the Leased Premises for such purpose shall not waive or release Tenant from any obligation or an Event of Default hereunder. Tenant shall reimburse Landlord for all reasonable sums so paid by Landlord and all reasonable Costs and Expenses incurred by Landlord in connection with Landlord's payment or performance under this Section with interest at the Default Rate from the date of such payment by Landlord, and no such payment or performance by Landlord pursuant hereto, shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due or payable, nor limit any right of Landlord or relieve Tenant from any Default hereunder.

      23.   ASSIGNMENTS AND SUBLEASES.

            a. Tenant shall not do any of the following (collectively referred to herein as a "TRANSFER"). whether voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed:

                          i. sublet all or any part of the Leased Premises or
                             allow it to be sublet, occupied or used by any person or entity other than Tenant; or

                         ii. assign its interest in this Lease

                  In no event shall Tenant mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner. Tenant shall reimburse Landlord for all reasonable costs and attorneys' and consultants' fees incurred by Landlord in connection with the evaluation, processing and/or documentation of any requested Transfer whether or not Landlord's consent is granted. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which: (x) is in a form reasonably approved by Landlord; (y) contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to Section 23
                  (b); and (z) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any Transfer without Landlord's consent, where such consent is required, shall, at Landlord's election in its sole and absolute discretion, constitute a Default by Tenant and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this
                  Section 23(a) as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the Rent and Additional Charges and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

                  Subject to the following, any Transfer shall be upon then fair market value. Tenant shall provide Landlord with a certified appraisal performed by a Qualified Appraiser (as defined hereinafter) justifying the proposed rent and terms of the proposed Transfer ("TRANSFER APPRAISAL"). Tenant hereby agrees that it shall not be unreasonable for the Landlord to withhold its consent to a proposed Transfer if it is not on such terms and conditions at least as beneficial to the Landlord as set forth in the Transfer Appraisal; provided, however, that if Tenant is unable to consummate a sublease or assignment after two hundred seventy (270) days of marketing the property or negotiating the sublease at fair market value as determined by the Transfer Appraisal, Tenant enter into a Transfer upon such terms as reasonably become available from potential subtenants and/or assignees.

            b. At least thirty (30) days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord's approval, which notice shall include the following:

                          i. the name and legal composition of the proposed
                             transferee;

                         ii. a current financial statement of the transferee,
                             financial statements of the transferee covering the preceding three (3) years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles;

                        iii. the nature of the proposed transferee's business to
                             be carried out in the Leased Premises;

                         iv. all consideration to be given on account of the
                             Transfer;

                          v. the proposed use of the proposed transferee;

                         vi. the nature of any proposed tenant improvements or
                             Alterations;

                        vii. a copy of the Transfer Appraisal; and

                       viii. a current financial statement of Tenant (except
                             that such financial statement shall not be required if Tenant is current in all filings required by the Securities and Exchange Commission).

            c. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

                           i. Tenant shall not be released of its liability for
                              the performance of all of its obligations under this Lease.

                          ii. If Tenant assigns its interest in this Lease, then
                              Tenant shall pay to Landlord two-thirds (2/3) of all Transfer Consideration (as defined hereinafter) received by Tenant over and above the assignee's agreement to assume the obligations of Tenant under this Lease.

                         iii. If Tenant sublets any part of the Leased Premises,
                              then with respect to the space so subleased, Tenant shall pay to Landlord two-thirds (2/3) of the positive difference, if any, between all Transfer Consideration paid by the subtenant to Tenant, less Base Rent, allocable to the space sublet. Landlord shall reasonably determine the Base Rent fairly allocable to the portion so subleased. Such amount shall be paid to Landlord on the same basis and at the same time, whether periodic or in lump sum, that such Transfer Consideration is paid to Tenant by its subtenant.

                          iv. Tenant's obligations under this .Section 23(c)
                              shall survive any Transfer, and Tenant's failure to perform its obligations hereunder shall be an Event of Tenant's Default. Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Transfer Consideration and other amounts that are to be paid to Tenant in connection with such Transfer.

                           v. As used in this Section 23(c), the term "TRANSFER
                              CONSIDERATION" shall mean the positive difference, if any of: (i) any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such, sums are related to Tenant's interest in this Lease or in the Leased Premises; minus (ii) all Costs and Expenses reasonably related to the Transfer, including, without limitation, brokerage fees and commissions, legal fees, and Costs and Expenses of Alterations and tenant improvements related to the Transfer. The Costs and Expenses set forth in
                              Section 23(c)(v)(ii) shall not exceed two (2) months base rent under the applicable sublease or assignment.

                          vi. Tenant shall conditionally assign and transfer to
                              Landlord its interests in the sublease and all rentals and income arising therefrom. Unless and until Tenant Defaults in performing any of its obligations under this Lease, Tenant may receive, collect, and enjoy the rents accruing under the sublease. The condition to the assignment shall be that if Tenant Defaults in any performing any of its obligations under this Lease, Landlord may, at its option (which may be exercised in Landlord's sole and absolute discretion) by notice to Tenant and the sublessee, do either of the following:

                                    1.   in pursuit of Landlord's remedies
                                         hereunder, terminate the sublease in
                                         conjunction with a termination of this
                                         Lease; or

                                    2.   elect to receive and collect, directly
                                         from the sublessee, all rent and any
                                         other sums owing and to be owed under
                                         the sublease, as further set forth in
                                         Section 23(c)(vii) below.

                              If the Landlord elects to receive and collect rent and other sums owing under the sublease, such shall not limit the Tenant's right to receive any Transfer Consideration it is entitled to pursuant to Section 23(c)(ii) or (iii), as applicable; provided, however, the Landlord may receive and collect such Transfer Consideration on behalf of Tenant and apply such to remedy any Default of Tenant and/or apply such to the Security Deposit.

                         vii. Landlord will not, as a result of the sublease, or
                              as a result of the collection of rents or any other sums from the sublessee under Section 23(c)(vi) above, be liable to the sublessee for any failure of Tenant, as sublessor, to perform any obligation of Tenant, as sublessor, under the sublease. Amongst such other provisions as the Landlord shall reasonably require, the sublease document and/or the consent to sublease document shall contain the following provisions:

                                    1.   Tenant shall irrevocably authorize and
                                         direct the sublessee, on receipt of any
                                         written notices from Landlord stating
                                         that a Default exists in the
                                         performance of any of Tenant's
                                         obligations under this Lease, to pay to
                                         Landlord the rents and any other sums
                                         due and to become due under the
                                         sublease.

                                    2.   Tenant shall agree that the sublessee
                                         has the right to rely on any such
                                         statement from Landlord, and that the
                                         sublessee will pay those rents and
                                         other sums to Landlord without any
                                         obligation or right to inquire as to
                                         whether a default exists and despite
                                         any notice or claim from Tenant to the
                                         contrary.

                                    3.   Tenant will not have any right or claim
                                         against the sublessee for those rents
                                         or other sums paid by the sublessee to
                                         Landlord. Landlord will credit Tenant
                                         with any rent actually received by
                                         Landlord under this assignment, but the
                                         acceptance of any payment on account of
                                         rent from the sublessee as the result
                                         of a default by Tenant will not:

                                             a.   be an attornment by Landlord
                                                  to the sublessee or by the
                                                  sublessee to Landlord;

                                             b.   be a waiver by Landlord of any
                                                  provision of the Lease; or

                                             c.   release the Tenant from any
                                                  liability under the terms,
                                                  agreements or conditions of
                                                  the Lease;

                                         No payment of rent by the sublessee
                                         directly to Landlord, regardless of the
                                         circumstance or reasons for that
                                         payment, will be deemed an attornment
                                         to Landlord by the sublessee in the
                                         absence of a specific written agreement
                                         signed by Landlord to that effect.

                                    4.   In the event the Lease is terminated
                                         prior to the expiration of the term of
                                         the sublease, Landlord shall have the
                                         right, at Landlord's option (which may
                                         be exercised in Landlord's sole and
                                         absolute discretion), pursuant to
                                         notice to the sublessee, to succeed to
                                         Tenant's interest as sublessor in the
                                         sublease and cause the sublessee to
                                         attorn to Landlord on the terms and
                                         conditions of the sublease. Within ten
                                         (10) days of Landlord's request, the
                                         sublessee shall execute and deliver to
                                         Landlord an attornment agreement in
                                         such form and with such content as
                                         Landlord may reasonably require. If
                                         Landlord exercises its option, Landlord
                                         will so assume the obligations of
                                         Tenant, as sublessor, under the
                                         sublease from the time of the exercise
                                         of the option, but Landlord will not
                                         be:

                                             a.   liable for any rent paid by
                                                  the sublessee to Tenant more
                                                  than one month in advance, or
                                                  for any security deposit paid
                                                  by the sublessee to Tenant
                                                  (unless actually received by
                                                  Landlord);

                                             b.   liable for any act or omission
                                                  of the Tenant under the Lease
                                                  or for any default of Tenant,
                                                  as sublessor, under the
                                                  sublease which occurred prior
                                                  to Landlord's assumption;

                                             c.   subject to any defenses or
                                                  offsets that the sublessee may
                                                  have against Tenant, as
                                                  sublessor, which arose prior
                                                  to Landlord's assumption; or

                                             d.   bound by any changes or
                                                  modifications made to the
                                                  sublease without the prior
                                                  written consent of Landlord.

                                         If Landlord does not elect to assume
                                         Tenant's interest as sublessor in the
                                         sublease, the sublease shall terminate
                                         concurrently with the termination of
                                         this Lease.

                                    5.   The sublease shall not be subject to
                                         amendment or modification without the
                                         prior written consent of Landlord,
                                         which consent shall not be unreasonably
                                         withheld.

                                    6.   The sublessee shall not be permitted to
                                         terminate the sublease without first
                                         providing written notice to the
                                         Landlord and providing Landlord with a
                                         reasonable period of time (of not less
                                         than thirty (30) days) to cure Tenant's
                                         default, as sublessor, under the
                                         Sublease. Such notice shall specify the
                                         nature of the default giving rise to
                                         the sublessee's right to terminate the
                                         Lease. Under no circumstances shall the
                                         Landlord be required to cure such
                                         default and may do so in its sole and
                                         absolute discretion.

            d. The sale of all or substantially all of Tenant's assets (other than bulk sales in the ordinary course of business), any dissolution of Tenant, or, the transfer, assignment and/or hypothecation of any stock in Tenant, in the aggregate in excess of twenty-five percent (25%) during the Lease Term; excepting therefrom transfers in the aggregate in excess of twenty-five percent (25%) during the Lease Term, but not more than fifty percent (50%) during the Lease Term, where no change in the controlling interests of Tenant occurs as a result thereof, shall be deemed an assignment within the meaning and provisions of this Section 23.

            e. Notwithstanding anything contained herein to the contrary, Tenant may, without Landlord's consent or participation, transfer this Lease or sublease all or a portion of the Leased Premises to:

                           i. any corporation or other legal entity which
                              directly or indirectly controls or is controlled by or is under common control with Tenant ("AFFILIATE");

                          ii. any corporation or other legal entity not less
                              than fifty percent (50%) of whose outstanding stock or beneficial interest shall, at the time, be owned directly or indirectly by Tenant ("SUBSIDIARY"); or

                         iii. a corporation or other legal entity in which or
                              with which Tenant is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation, if any, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the entities participating in such merger or consolidation are assumed by the corporation or other legal entity surviving such merger or created by such consolidation ("SUCCESSOR").

                  For purposes of this Section 23(e), "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or other legal entity, whether through the ownership of voting securities or by contract or otherwise. If Tenant assigns its interest in this. Lease or subleases all or a portion the Leased Premises to an Affiliate, Subsidiary or Successor, Tenant shall, within ten (10) days after the effective date of such Transfer, provide Landlord with an assignment and assumption agreement or sublease, as applicable, in substance and form reasonably acceptable to Landlord.

            f. Notwithstanding anything contained in this Section 23 to the contrary, in the event that Tenant requests Landlord's consent to a Transfer, Landlord shall have the following rights:

                           i. The right to terminate this Lease; or

                          ii. In the case of a sublease of less than fifty
                              percent (50%) of the Leased Premises, terminate this Lease as to that part of the Leased Premises requested to be sublet; or

                         iii. In the case of a sublease of greater than fifty
                              percent (50%) of the Leased Premises, terminate this Lease in full or as to that part of the Leased Premises requested to be so sublet, as Landlord shall determine in its sole and absolute discretion, either;

                                    1.   On the condition that the proposed
                                         transferee immediately enter into a
                                         direct lease of the Leased Premises
                                         with Landlord (or, in the case of a
                                         partial sublease, a lease for the
                                         portion requested to be so sublet) on
                                         the same terms and conditions contained
                                         in the requested sublease or such other
                                         terms and conditions as Landlord may
                                         reasonably designate; or

                                    2.   So that Landlord is thereafter free to
                                         lease the Leased Premises (or, in the
                                         case of a partial sublease, the portion
                                         requested to be so sublet) to whomever
                                         (including, without limitation, the
                                         proposed transferee) it pleases on
                                         whatever terms are acceptable to
                                         Landlord in its sole and absolute
                                         discretion.

                          iv. In the event Landlord elects to so terminate this
                              Lease as set forth above, then:

                                    1.   If such termination is conditioned upon
                                         the execution of a lease between
                                         Landlord and the proposed transferee,
                                         Tenant's obligations under this Lease
                                         shall not be terminated until such
                                         transferee executes a new lease with
                                         Landlord, enters into possession and
                                         commences the payment of rent; and

                                    2.   If Landlord elects simply to terminate
                                         this Lease (or, in the case of a
                                         partial sublease, terminate this Lease
                                         as to the portion requested to be so
                                         sublet), the Lease shall so terminate
                                         in its entirety (or as to the space
                                         requested to be so sublet) fifteen (15)
                                         days after Landlord has notified Tenant
                                         in writing of such election.

                                    3.   Upon such termination, Tenant shall be
                                         released from any further obligation
                                         under this Lease if it is terminated in
                                         its entirety (or shall be released
                                         from any further obligation under the
                                         Lease with respect to the space
                                         requested to be so sublet in the case
                                         of requested partial sublease), except
                                         that the foregoing release shall not
                                         apply to, and Tenant shall not be
                                         released from:

                                                  a.   Any obligations under
                                                       this Lease accruing prior
                                                       to such termination;

                                                  b.   Any obligations under
                                                       Section 31 below relating
                                                       to the surrender of the
                                                       Leased Premises or such
                                                       space requested to be so
                                                       sublet, as applicable;
                                                       and

                                                  c.   Any obligations which, by
                                                       their terms, are to
                                                       survive the expiration or
                                                       sooner termination of
                                                       this Lease.

                                    4.   In the case of a partial termination of
                                         the Lease, Landlord shall equitably
                                         adjust, as Landlord shall reasonably
                                         determine, the Base Rent and allocate
                                         costs and expenses related to common
                                         area maintenance and Impositions to the
                                         Tenant based upon the value of the
                                         Leased Premises not so terminated.

                                    5.   Upon Landlord's request, Tenant shall
                                         execute a separate termination
                                         agreement evidencing any termination of
                                         this Lease and/or amendment to this
                                         Lease evidencing the matters set forth
                                         herein.

      24.   EVENTS OF DEFAULT; TERMINATION.

            a. Events of Default. Any one or more of the following specified events shall be a "DEFAULT":

                           i. if Tenant shall fail to pay any Base Rent when the
                              same becomes due and payable, and if such failure continues for more than five (5) days after written notice of non-payment of Rent has been given by Landlord to Tenant. If so stated in the notice of default, the notice of default shall also constitute a demand for possession under the forcible entry and detainer statutes; or

                          ii. if Tenant shall fail to pay, when the same becomes
                              due and payable, any Additional Charges or other Rent and such failure shall continue for more than five (5) days after written notice of such non-payment has been given by Landlord to Tenant; or

                         iii. if Tenant shall fail to perform or comply with any
                              other obligation of Tenant under this Lease, and such failure shall continue for more than thirty
                              (30) days after notice thereof has been given by Landlord to Tenant, and Tenant shall not, subject to Unavoidable Delays, within such thirty (30) day period commence with due diligence the curing of such default, or, having so commenced, shall thereafter fail or neglect, for reasons other than Unavoidable Delays, to diligently pursue or complete the curing of such default, such extended period not to exceed one hundred eighty (180) days after notice thereof from Landlord; or

                          iv. if Tenant shall make a general assignment for the
                              benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation due to its bankrupt or insolvent financial status;

                           v. if, as a result of any proceeding against Tenant,
                              a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Tenant or of or relating to all or substantially all of its property, or for the winding-up or liquidation of its affairs or for the supervision of the business or affairs of Tenant, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of more than sixty (60) days;

                          vi. Tenant shall have sublet the Leased Premises or
                              assigned its interest in this Lease in violation of the provisions contained in Section 23;

                         vii. Tenant shall have abandoned the Leased Premises or
                              left the Leased Premises substantially vacant;

                        viii. Tenant shall have failed to deliver documents
                              required of it pursuant to Sections 25(a) or (b) within the time periods specified therein;

                          ix. Tenant shall have defaulted beyond applicable cure
                              periods under any loan, security agreement, security instrument, promissory note, or other obligation whatsoever under which Tenant is required to perform in any manner whatsoever; or

                           x. Chronic delinquency by Tenant in the payment of
                              any Rent. For purposes of this Lease, "CHRONIC DELINQUENCY" shall mean failure by Tenant to pay within five (5) days of the due date any Rent for any two (2) months (consecutive or non-consecutive) during any Lease Year. This section shall in no way limit, nor be construed as a waiver of the rights and remedies of Landlord provided hereunder or by law in the event of even one (1) instance of delinquency in the payment of Rent by Tenant. In the event of chronic delinquency, at Landlord's option, Landlord shall have the right, in addition to all other rights under this Lease and at law, to require that Tenant pay all Rent on a quarterly basis, in advance, and make all Rent payments via electronic transfer of funds.

            b.    Remedies.

                           i. In the event of any default and breach by Tenant
                              of any of its obligations under this Lease and notwithstanding the vacation or abandonment of the Leased Premises by Tenant, this Lease shall continue in effect so long as Landlord does not expressly terminate Tenant's right to possession in any of the manners specified in this paragraph and Landlord may, at Landlord's option and without limiting Landlord in the exercise of any other rights or remedies which it may have by reason of such default and breach, exercise all of its rights and remedies hereunder, including, without limitation:

                                    1.   The right to declare the Lease Term
                                         ended and to reenter the Leased
                                         Premises and take possession thereof
                                         and remove all persons therefrom, and
                                         Tenant shall have no further claim in
                                         or to the Leased Premises or under this
                                         Lease; or

                                    2.   The right without declaring this Lease
                                         ended to reenter the Leased Premises,
                                         take possession thereof, remove all
                                         persons therefrom and occupy or lease
                                         the whole or any part thereof for and
                                         on account of Tenant and upon such
                                         terms and conditions and for such rent
                                         as Landlord may deem proper and to
                                         collect such rent or any other rent
                                         that may hereafter become payable and
                                         apply the same as provided in Section
                                         24(b)(ii); or

                                    3.   The right, even though Landlord may
                                         have relet the Leased Premises or
                                         brought an action to collect Rent and
                                         other charges without terminating this
                                         Lease, to thereafter elect to terminate
                                         this Lease and all of the rights of
                                         Tenant in or to the Leased Premises; or

                                    4.   The right, without terminating this
                                         Lease, to bring an action or actions to
                                         collect Rent and other charges
                                         hereunder which are from time to time
                                         past due and unpaid or to enforce any
                                         other provisions of this Lease
                                         imposing obligations on Tenant, it
                                         being understood that the bringing of
                                         any such action or actions shall not
                                         terminate this Lease unless written
                                         notice of termination is given.

                          ii. Should Landlord relet the Leased Premises under
                              the provisions of Section 24(b)(i)(2), Landlord may execute any lease either in its own name or in the name of Tenant, but Tenant hereunder shall have no right or authority whatever to collect any rent from the new tenant. The proceeds of any such reletting shall first be applied to the payment of the costs and expenses of reletting the Leased Premises, including without limitation, reasonable brokerage commissions and alterations and repairs which Landlord, in its sole and absolute discretion, deems necessary and advisable and to the payment of reasonable attorneys' fees and costs incurred by Landlord in connection with Tenant's default, the retaking of the Leased Premises and such reletting and, second, to the payment of any indebtedness, other than Rent, due hereunder, including, without limitation, storage charges owing from Tenant to Landlord. When such costs and expenses of reletting have been paid, and if there is no such indebtedness or such indebtedness has been paid, Tenant shall be entitled to a credit for the net amount of rental received from such reletting each month during the unexpired balance of the Lease Term, and Tenant shall pay Landlord monthly on the first day of each month as specified herein such sums as may be required to make up the rentals provided for in this Lease. Nothing contained herein shall be construed as obligating Landlord to relet the whole or any part of the Leased Premises.

                         iii. Should Landlord elect to terminate this Lease
                              under the provisions of Section 24(b)(i)(1) or (3) above, Landlord shall be entitled to recover immediately from Tenant (in addition to any other amounts recoverable by Landlord as provided by law), the following amounts:

                                    1.   The worth at the time of award of the
                                         unpaid rent which had been earned at
                                         the time of termination;

                                    2.   The worth at the time of award of the
                                         amount by which the unpaid rent which
                                         would have been earned after
                                         termination until the time of award
                                         exceeds the amount of such rental loss
                                         that Tenant proves could have been
                                         reasonably avoided;

                                    3.   The worth at the time of award of the
                                         amount by which the unpaid rent for the
                                         balance of the Term after the time of
                                         award exceeds the amount of such rental
                                         loss that Tenant proves could be
                                         reasonably avoided; and

                                    4.   Any other amount necessary to
                                         compensate Landlord for all the
                                         detriment proximately caused by
                                         Tenant's failure to perform its
                                         obligations under the Lease or which in
                                         the ordinary course of things would be
                                         likely to result therefrom.

                              For purposes of computing "the worth at the time of the award" of the amount specified in Section 24(b)(iii)(3) above, such amount shall be discounted at the discount rate of the Federal Reserve Bank of San Francisco at the time of award. For purposes of computing "the worth at the time of the award" under

                              Section 24(b)(iii)(l) or (2) above, an interest rate of ten percent (10%) per annum shall be utilized.

                          iv. If Landlord shall elect to reenter the Leased
                              Premises as provided above, Landlord shall not be liable for damages by reason of any reentry. Tenant hereby waives all claims and demands against Landlord for damages or loss arising out of or in connection with any reentering and taking possession of the Leased Premises and waives all claims for damages or loss arising out of or in connection with any destruction of or damage to the Leased Premises, or for any loss of property belonging to Tenant or to any other person, firm or corporation which may be in or upon the Leased Premises at the time of such reentry.

                           v. Landlord shall not be deemed to have terminated
                              this Lease, Tenant's right to possession of the Leased Premises or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by any reentry hereunder or by any action in unlawful detainer or otherwise to obtain possession of the Leased Premises, unless Landlord shall notify Tenant in writing that Landlord has so elected to terminate this Lease. Tenant agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes or comparable statutes of the state or locality in which the Leased Premises are located and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the service of such notice and such election shall be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease or of Tenant's obligations hereunder. No reentry or reletting under this paragraph shall be deemed to constitute a surrender or termination of this Lease, or of any of the rights, options, elections, powers and remedies reserved by Landlord hereunder, or a release of Tenant from any of its obligations hereunder, unless Landlord shall specifically notify Tenant, in writing, to that effect. No such reletting shall preclude Landlord from thereafter at any time terminating this Lease as herein provided.

                          vi. All fixtures, furnishings, goods, equipment,
                              chattels or other personal property of Tenant remaining on the Leased Premises at the time that Landlord takes possession thereof may at Landlord's election be stored at Tenant's expense or sold or otherwise disposed of by Landlord in any manner permitted by applicable law.

                         vii. In the event of the exercise by Landlord of any
                              one or more of its rights and remedies hereunder, Tenant hereby expressly waives any and all rights of redemption, if any, granted by or under any present or future laws.

            c. Cumulative Remedies. Each right, option, power, election and remedy of Landlord provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall be, cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights, powers or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not prejudice, preclude or impair the simultaneous or later exercise by Landlord of any or all such other rights, options, powers, elections or remedies Landlord may have upon a breach and default under this Lease and shall not be deemed to be a waiver of Landlord's rights or remedies thereupon or to be a release of Tenant from Tenant's obligations thereon unless such waiver or release is expressed in writing and signed by Landlord.

            d. Recovery of Costs and Expenses. If any action, whether at law or equity, is instituted by either party for default by the other under this Lease, the prevailing party shall be awarded all Costs and Expenses incident thereto.

            e. Limitation of Landlord Liability. Any claim, demand or right of any kind by Tenant which is based upon or arises in connection with this Lease shall be barred unless Tenant commences an action thereon within twelve (12) months after the date that Tenant discovers or, in the exercise of reasonable diligence, should have discovered, the act, omission, event or default upon which the claim, demand or right in question arises, has occurred. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged breach or default hereunder by Landlord:

                           i. the sole and exclusive remedy and source of
                              recovery for any judgment or award shall be against Landlord's interest in the Leased Premises;

                          ii. no limited partner, member, shareholder or other
                              owner of Landlord (excepting general partners) (collectively, "LANDLORD OWNER") shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

                         iii. no service of process shall be made against any
                              Landlord Owner (except as may be necessary to secure jurisdiction of Landlord);

                          iv. no Landlord Owner shall be required to answer or
                              otherwise plead to any service of process;

                           v. no judgment will be taken against any Landlord
                              Owner;

                          vi. any judgment taken against any Landlord Owner may
                              be vacated and set aside at any time without hearing;

                         vii. no writ of execution will ever be levied against
                              the assets of any Landlord Owner;

                        viii. in no event shall Landlord be liable to Tenant for
                              punitive, special, indirect or consequential damages; and

                          ix. these covenants and agreements are enforceable
                              both by Landlord and also by any Landlord Owner.

                  Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

      25.   ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

            a. Estoppel Certificate by Tenant. Tenant, any sublessee or assignee or all of any portion of Tenant's interest under this Lease, will execute, acknowledge and deliver to Landlord, within fifteen (15) days of Landlord's written request, a certificate certifying:

                           i. this Lease is unmodified and in full force and
                              effect (or, if there have been modifications, that the Lease is in full force and effect, as modified, and stating the modifications);

                          ii. the dates, if any, to which Rent, Additional
                              Charges and other sums payable hereunder have been paid;

                         iii. no notice has been received by Tenant of any
                              Default which has not been cured, except as otherwise specified in such certificate, or, if there is an uncured Default, specifying the nature of such;

                          iv. Landlord is not in default hereunder and no event
                              which, with the passing of time, giving of notice, or both, would constitute a default by Landlord hereunder; and

                           v. certifying such other information about the status
                              of the Lease and the Leased Premises as may be required by Landlord.

                  A failure to deliver an estoppel certificate within fifteen
                  (15) days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (w) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (x) there are no uncured defaults in Landlord's performance, (y) no rent has been paid more than thirty (30) days in advance; and (z) the information regarding the status of the Lease, as represented by Landlord in said request, is true and correct. Any such certificate may be relied upon by any permitted prospective transferee, deed of trust beneficiary or mortgagee of Landlord's interest under this Lease.

            b. Tenant's Financial Statements. At any time during the Lease Term, Tenant shall, upon ten (10) days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four
                  (24) month period prior to the date of such most recent financial statement to any lender of Landlord, any potential lender of Landlord or potential buyer of the Leased Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and shall be certified by Tenant's chief financial officer as true and correct in all material respects or, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Notwithstanding the foregoing, Tenant shall not be obligated to provide Landlord with financial information as set forth in this Section 25(b) for so long as Tenant is required to, and does, file such information with the Securities and Exchange Commission.

            c. Estoppel Certificate by Landlord. Landlord will execute, acknowledge and deliver to Tenant, within fifteen (15) days of Tenant's written request, a certificate certifying:

                           i. that this Lease is unmodified and in full force
                              and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the modifications);

                          ii. the dates, if any, to which Rent, Additional
                              Charges and other sums payable hereunder have been paid; and

                        iii. whether or not, to the knowledge of Landlord, there then exists any Default under this Lease (and if so, specifying the same).

                  A failure to deliver an estoppel certificate within fifteen
                  (15) days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (w) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (x) there are no uncured defaults in Tenant's performance, (y) no rent has been paid more than thirty (30) days in advance; and (z) the information regarding the status of the Lease, as represented by Tenant in said request, is true and correct. Any such certificate may be relied upon by any permitted prospective assignee, sublessee or other transferee of all or part of Tenant's interest under this Lease.

      26. SUBORDINATION AND ATTORNMENT. This Lease, at Landlord's option, shall be subordinate to any mortgage or deed of trust which may be placed against the Leased Premises and to any and all advances made or to be made pursuant to any such mortgage or deed of trust, and to all renewals, replacements and extensions of any such mortgage or deed of trust; provided that each such subordination shall be on the condition that the mortgagee or deed of trust beneficiary and trustee shall execute and deliver to Tenant an agreement ("SNDA") to the effect that, so long as a Default caused by Tenant is not occurring hereunder, such mortgagee, beneficiary or trustee will recognize this Lease and not disturb or otherwise interfere with Tenant's leasehold and other rights under this Lease. The form and substance of such document shall be in form and content as may reasonably be required by Landlord's lender or potential lender, as the case may be. Tenant shall execute and deliver the SNDA within fifteen (15) days after written request by Landlord.

      27. OPTIONS TO EXTEND. Subject to the provisions of Section 24(a)(ix) above and provided that no Default shall have occurred and be continuing at the time this Option is exercised, Landlord hereby grants to Tenant three (3) successive options (collectively, the "OPTIONS", and each an "OPTION") to extend the Lease Term of this Lease for three (3) successive periods of five (5) consecutive Lease Years each. Tenant may exercise each Option only by giving Landlord written notice thereof not less than twelve (12) months, no more than eighteen (18) months prior to the expiration of the then running initial or extended Lease Term, as the case may be. The covenants, terms and conditions between Landlord and Tenant during each such extended term shall be the same as contained in this Lease for the initial Lease Term, except that Tenant shall have no further right to extend the Lease Term, and the Base Rent payable during each such extended term for which Tenant exercises this Option shall be adjusted for the first Lease Year of the applicable Option to equal the greater of:

            a. one hundred and two percent (102%) of the Base Rent due for the preceding Lease Year; and

            b. Fair Market Rental of the Leased Premises as of the beginning of the extended term ("OPTION DATE") as hereinafter set forth:
                  '

                           i. Between the three hundred sixty-fifth (365th) and
                              one hundred eightieth (180th) day prior to the Option Date, Landlord and Tenant shall attempt to agree by a written and signed addendum to this Lease on the Fair Market Rental to be payable during such extended term. If Landlord and Tenant are unable to agree on such Fair Market Rental or fail to execute the addendum by the one hundred eightieth (180th) day preceding the Option Date, then, within thirty
                              (30) days thereafter Landlord and Tenant shall each select a Qualified Appraiser and use the appraisal mechanism set forth in Section 28 to determine the Fair Market Rental.

                          ii. If for any reason the Fair Market Rental has not
                              been determined as of the Option Date, Tenant shall continue to pay Base Rent to Landlord in an amount of Landlord's lowest proposal during the negotiations set forth in Section 27(b)(i) above, and, when the Fair Market Rental for the extended term is determined, Tenant within thirty (30) days following Landlord's notice thereof, shall pay to Landlord the amount of any increase for each month during which Tenant paid a lower monthly installment of Base Rent, or, if Tenant has over paid Base Rent, Tenant shall receive a credit for such amounts against Base Rent next coming due.

            c. Further, the Base Rent for each Lease Year during an Option after the first Lease Year during said Option shall be increased by two percent (2%) over the preceding Lease Year.

            d. The exercise of all preceding Option(s) is a condition precedent to the exercise of any subsequent Option(s).

            e. Any references in this Lease to the Lease Term shall mean the initial Lease Term as extended pursuant to this Section.

      28. APPRAISAL. Any appraisal of the Fair Market Rental of the Leased Premises required or permitted hereunder shall be made by either Landlord or Tenant selecting and notifying the other party hereto of the name and address of an appraiser who is duly licensed in the state where the Leased Premises are located, who is a member of the American Institute of Real Estate Appraisers ("M.A.I") and who is knowledgeable concerning the sale and rental values of properties similar to and located in the same State and County as the Leased Premises (a "QUALIFIED APPRAISER"). Within fifteen (15) days after being notified of the name and address of a Qualified Appraiser, such other party hereto shall select and notify Landlord or Tenant (as the case may be) of the name and address of a second Qualified Appraiser. Within ten (10) days after the expiration of the aforesaid fifteen (15) day period, the two Qualified Appraisers shall select and notify Landlord and Tenant of the name and address of a third Qualified Appraiser ("THIRD APPRAISER"). The first two Qualified Appraisers selected by Landlord and Tenant each shall make an independent and separate appraisal ("APPRAISAL") of the Fair Market Rental of the Leased Premises, and shall furnish copies of each such Appraisal to each other, to the Third Appraiser, and to Landlord and Tenant within thirty (30) days after the expiration of the aforesaid fifteen (15) day period. Within fifteen (15) days after the expiration of the aforesaid thirty (30) day period, the Third Appraiser will notify Landlord and Tenant of which Appraisal the Third Appraiser has selected as the closer to the Fair Market Rental of the Leased Premises. For the purposes hereof, the term "FAIR MARKET RENTAL" means the rental during the applicable term that a willing tenant would pay a willing landlord, neither of whom is compelled to rent. In no event shall the Fair Market Rental during the extended term under Section 27 be less than one hundred two percent (102%) of the Base Rent payable by Tenant for the Lease Year immediately prior to the Option Date for such extended term. If either Landlord or Tenant fails to appoint its Qualified Appraiser and send notice thereof to the other party as required herein, the one appointed Qualified

            Appraiser promptly shall appoint a second Qualified Appraiser and the Third Appraiser shall be selected as set forth hereinabove. If Landlord and Tenant each shall appoint a Qualified Appraiser, but such two Qualified Appraisers are unable to agree within the required time upon the selection of a Third Appraiser, the Third Appraiser shall be selected by the mutual agreement of the Landlord and Tenant, if the Landlord and Tenant are unable to so agree within ten (10) days, the Third Appraiser shall be selected by the then presiding civil judge of the Superior Court of Arizona in and for Maricopa County. The determination of the Fair Market Rental in accordance with the foregoing procedures shall be final and binding upon Landlord and Tenant and enforceable by any court of competent jurisdiction. All appraisal fees and expenses of the Qualified Appraiser selected by Landlord shall be paid by Landlord, of the Qualified Appraiser selected by Tenant shall be paid by Tenant, and of the Third Appraiser shall be paid equally by Landlord and Tenant.

            Notwithstanding the foregoing, if the Fair Market Rental as determined by the Third Appraiser pursuant to the foregoing procedures is greater than the lowest proposal of Landlord during the negotiation period, the Tenant shall pay one hundred percent (100%) of the fees and expenses of both Qualified Appraisers and the Third Appraiser. However, if the Fair Market Rental as determined by the Third Appraiser pursuant to the foregoing procedures is lower than the highest proposal of Tenant during the negotiation period, the Landlord shall pay one hundred percent (100%) of the fees and expenses of both Qualified Appraisers and the Third Appraiser. If the Fair Market Rental as determined by the Third Appraiser pursuant to the foregoing procedures is between Landlord's lowest proposal during the negotiation period and Tenant's highest proposal during the negotiation period, each of the parties shall bear the fees and expenses of their respectively appointed Qualified Appraiser and shall split the fees and expenses of the Third Appraiser.

      29. RIGHT OF ENTRY. Provided that Landlord has given Tenant at least twenty-four (24) hours prior notice (except in the event of an emergency in which case no advance notice is required), and subject to reasonable security precautions of Tenant, Landlord may, at all reasonable times and during usual business hours, enter upon the Leased Premises for the purpose of inspecting, repairing or preserving the same, or to show the Leased Premises to prospective purchasers, and in addition may, at any time within the last eighteen (18) months of the then running Lease Term show the Leased Premises to prospective tenants. Any entry into the Leased Premises obtained by Landlord in accordance with this Section 29 shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises, or an eviction, actual or constructive, of Tenant from the Leased Premises. Tenant hereby waives any claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Leased Premises, and any other loss occasioned thereby.

      30. NOTICES. All notices and other communications to be given hereunder by Landlord or Tenant shall be in writing and shall be deemed to have been given upon (i) personal delivery when personally delivered; (ii) upon the earlier of receipt or the third Business Day following the date of deposit in the mail (at the addresses specified below, whether or not received by the person to whose attention notice is directed at such address) after having been mailed by first class registered or certified mail, return receipt requested, postage prepaid; (iii) the next business day when sent via nationally, recognized overnight courier; or (iv) upon receipt of confirmation of successful transmission when sent by facsimile transmittal (with a copy sent via First Class mail) as follows:

            Landlord:                              Tenant:
            Phoenix Industrial Investment
            Partners, L.P.                         SpeedFam-IPEC, Inc.
            19800 Glen Una Drive                   305 North 54th St.
            Saratoga, California 95070             Chandler, AZ 85226
            Attn: Kenneth Levy                     Attn: J. Michael Dodson
            Facsimile: 408-875-4714                Facsimile: (480) 785-4116

            With a copy to:                        With a copy to:

            Frank H. Maiorana, Esquire             Robert C. Bates, Esq.
            Silicon Valley Law Group               Snell & Wilmer, L.L.P.
            152 North Third Street, Suite 900      One Arizona Center
            San Jose, California 95112             Phoenix, Arizona 85004-0001
            Facsimile: (408) 286-1430              Facsimile: (602)382-6070

            The parties hereto may change the address for delivery by providing ten (10) days written notice to the other parties in the manner set forth herein. The copies of notices sent to Frank H. Maiorana and Robert C. Bates are informational and are not required in order for the notices given to Landlord and Tenant to be effective.

      31. SURRENDER. Upon the expiration of the Lease Term, or upon the earlier termination of this Lease, Tenant shall vacate and surrender the Leased Premises to Landlord in first class condition and repair and in full compliance with the maintenance, repair and replacement provisions of this Lease. In any event, Tenant shall cause the following to be done prior to the expiration or the sooner termination of this Lease:

            a. all interior walls shall be painted or cleaned so that they appear freshly painted;

            b. all non-carpeted floor coverings shall be cleaned and waxed to the extent they are in first class condition;

            c. to the extent non-carpeted floor coverings are not in first class condition, said floor coverings shall be repaired or replaced, as necessary;

            d. all carpets not in first class condition shall be cleaned and shampooed to the extent necessary to place them in first class condition as reasonably determined by Landlord;

            e. to the extent cleaning and shampooing does not place the carpets in first class condition as reasonably determined by Landlord, such carpets shall be replaced, to the extent necessary, with neutral carpets of equal or better quality;

            f. all broken, marred, stained or nonconforming acoustical ceiling tiles shall be replaced; and

            g.    all windows shall be washed.

            If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Alterations which Tenant is required to remove pursuant to Section 11 and repair all damage caused by such removal.

            If the Leased Premises are not so surrendered upon the expiration or sooner termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in conforming the Leased Premises to the required condition, plus interest on all such costs at the Default Rate. Tenant shall indemnify Landlord against loss or liability to the extent resulting from delay by Tenant in so surrendering the Leased Premises, including, without limitation, any claims made by any succeeding tenant to the extent related to such delay.

      32. NO BROKER. Landlord and Tenant each represents to the other that there are no broker's commissions in connection with this Lease and each party shall indemnify, defend, protect and hold the other harmless from and against any and all Costs and Expenses related to a claim of commission owing by and through the applicable party.

      33. WAIVER. Any waiver by Landlord of any Default, breach or failure by Tenant shall not constitute a waiver of any other Default, breach or failure by Tenant hereunder. The subsequent acceptance of Base Rent, Rent or Additional Charges hereunder by Landlord shall not be deemed to be a waiver of any preceding Default or breach by Tenant of this Lease, other than a failure of Tenant to pay the particular Base Rent, Rent or Additional Charges so accepted. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing by Landlord.

      34. NO PARTNERSHIP. The relationship of the parties hereto as solely that of landlord and tenant, and under no circumstances shall the parties hereto be considered as partners, joint venturers or lender and borrower. Tenant represents, warrants and acknowledges that the transaction by which the Landlord acquired title to the Leased Premises and the subsequent lease of the Leased Premises hereunder are separate and distinct transactions and the Tenant has no rights of first refusal or options to purchase the Leased Premises.

      35. PARTIAL INVALIDITY. The invalidity or unenforceability of any covenant, term or condition of this Lease shall not affect any other covenant, term or condition of this Lease.

      36. RECORDING. Neither Landlord nor Tenant shall record this Lease without the prior written consent of the other, which consent may be withheld in the other party's sole and absolute discretion. Either party, however, may record a memorandum hereof and, in the event of a request to execute such memorandum by one party, the other party shall execute and deliver to the requesting party within ten (10) days after the request therefor, such memorandum to be in a form reasonably acceptable to both parties. If either party requests a memorandum of this Lease be executed and recorded, concurrently with the execution and delivery of said memorandum, Tenant shall execute and deliver to Landlord a Quitclaim Deed in such form and content as Landlord shall require. Such Quitclaim Deed shall be held by Landlord unrecorded unless and until this Lease has expired or been terminated. Tenant hereby irrevocably authorizes and directs Landlord to record said Quitclaim Deed upon the expiration or earlier termination of this Lease; provided, however, Landlord shall provide Tenant with notice of Landlord's intent to record the Quitclaim Deed at least five (5) business days prior to such recording.

      37. HAZARDOUS MATERIALS. Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials in, on or about the Leased Premises:

            a. Except as otherwise permitted pursuant to Section 37(c) below, any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's agents, employees, contractors, or invitees (collectively "AGENTS") after the

                  Effective Date in or about the Leased Premises is strictly prohibited. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord and hold harmless Landlord from and against any liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of any Hazardous Materials on or about the Leased Premises caused or permitted by Tenant or Tenant's Agents.

            b. If the presence of Hazardous Materials in, on or about the Leased Premises caused or permitted by Tenant or Tenant's Agents results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of me Leased Premises or any part thereof.

            c. Landlord acknowledges that Tenant uses numerous chemicals classified as Hazardous Materials in the operation of its business and that Tenant shall be permitted to do so provided that Tenant does so in a manner consistent with the requirements of this Section 37(c) and provided that Tenant discloses the use of such materials to Landlord as required by
                  Section 37(k). In addition, Tenant may use reasonable quantities of household chemicals such as adhesives, lubricants and cleaning fluids in order to conduct its business at the Leased Premises. Tenant agrees that during its use and occupancy of the Leased Premises it will: (1) not (A) permit Hazardous Materials to be present on or about the Leased Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business or (B) release, discharge or dispose of any Hazardous Materials on, in, at, under, or emanating from, the Leased Premises; (2) comply with all Hazardous Materials Laws relating to the Leased Premises and the use of Hazardous Materials on or about the Leased Premises and not engage in or permit others to engage in any activity at the Leased Premises in violation of any Hazardous Materials Laws; and (3) immediately notify Landlord of (A) any inquiry, test, investigation or enforcement proceeding by any governmental agency or authority against Tenant, Landlord or the Leased Premises relating to any Hazardous Materials or under any Hazardous Materials Laws; (B) any contamination of the Leased Premises by Hazardous Materials which constitutes a violation of any Hazardous Materials Laws; or (C) the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this
                  Section 37.

            d. Upon reasonable notice to Tenant, Landlord may inspect the Leased Premises and surrounding areas for the purpose of determining whether there exists on or about the Leased Premises any Hazardous Material or other condition or activity that is in violation of the requirements of this Lease or of any Hazardous Materials Laws. Such inspections may include, but are not limited to, entering the Leased Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Lease Term. In the event (i) such inspections reveal the presence of any such Hazardous Material or other condition or activity in violation of the requirements of this Lease or of any Hazardous Materials Laws, or (ii) Tenant or its Agents contribute or knowingly consent to the presence of any Hazardous Materials in, on, under, through or about the Leased

                  Premises or exacerbate the condition of or the conditions caused by any Hazardous Materials in, on, under, through or about the Leased Premises, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement therefor. Tenant will supply to Landlord such historical and operational information regarding the Leased Premises and surrounding areas as may be reasonably requested to facilitate any such inspection and will make available for meetings appropriate personnel having knowledge of such matters. Tenant agrees to give Landlord at least sixty
                  (60) days prior notice of its intention to vacate the Leased Premises so that Landlord will have an opportunity to perform such an inspection prior to such vacation. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Leased Premises, or liability on the part of Landlord for Tenant's use, storage, manufacture, treatment or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection with the use, storage, manufacture, treatment or disposal of Hazardous Materials by Tenant or Tenant's Agents.

            e. As used herein, the term "HAZARDOUS MATERIALS" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Arizona or the United States government. The term "HAZARDOUS MATERIALS" includes, without limitation, petroleum products, asbestos, PCB's, and any material or substance which is (i) listed under, or defined as hazardous or extremely hazardous pursuant to The Arizona Environmental Quality Act of 1986, A.R.S. Section 49-101, et. seq., (ii) deemed as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903) ("RCRA"), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601) ("CERCLA") or any
                  regulations promulgated under CERCLA; (iv) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 et seq.) or any regulations promulgated under TSCA; (v) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (vi) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (vii) polychlorinated biphenyls; (viii) lead and lead-containing materials; or (ix) any additional substance, material or waste. As used herein, the term "HAZARDOUS MATERIAL LAW(S)" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the Arizona Department of Environmental Quality which regulates the use, storage, release or disposal of any Hazardous Materials.

            f. If Tenant's use of Hazardous Materials on or about the Leased Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Leased Premises, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with: (i) the requirements of (A) all Hazardous Materials Laws and (B) any governmental agency or authority responsible for the enforcement of any Hazardous Materials Laws; and (ii) any additional requirements of Landlord that are reasonably necessary to protect the value of the Leased Premises.

            g. Landlord shall have the right, but not the obligation, prior or subsequent to Tenant's Default, without in any way limiting Landlord's other rights and remedies under this Lease, to enter upon the Leased Premises, or to take such other actions as it deems reasonably necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, in, at, under, or emanating from, the Leased Premises in violation of Tenant's obligations under this Lease or under any Hazardous Materials Laws. Notwithstanding any other provision of this Lease, Landlord shall also have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by any governmental agency or authority with regard to any such Hazardous Materials or contamination by Hazardous Materials. The reasonable Costs and Expenses paid or incurred by Landlord in the exercise of the rights set forth in this Section 37 shall be payable by Tenant upon demand.

            h. Notwithstanding any provision contained herein to the contrary, Tenant shall surrender the Leased Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on, about or near the Leased Premises by Tenant or Tenant's Agents, and, with respect to any contamination or other conditions resulting from the actions or inaction of Tenant or Tenant's Agents, in a condition which complies with all Hazardous Materials Laws and any additional requirements of Landlord that are reasonably necessary to protect the value of the Leased Premises, including, without limitation, the obtaining of any closure permits or other governmental permits or approvals related to Tenant's use of Hazardous Materials in or about the Leased Premises. If it is determined by Landlord that the condition of all or any portion of the Leased Premises is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including, without limitation, all Hazardous Materials Laws, at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Leased Premises until Tenant can surrender the Leased Premises to Landlord in the condition in which the Leased Premises existed on the Effective Date and in any case prior to the appearance of such Hazardous Materials, including, without limitation, the conduct or performance of any closures as required by any Hazardous Materials Laws. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 38 of this Lease.

            i. Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Leased Premises), liabilities and expenses (including attorneys' fees) sustained by Landlord attributable to (i) any Hazardous Materials placed on or about the Leased Premises by Tenant or Tenant's Agents, or (ii) Tenant's breach of any provision of this Section 37.

            j. The obligations of Tenant under this Section 37 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Section 37. In the event of any inconsistency between any other part of this Lease and this
                  Section 37, the terms of this Section 37 shall control.

            k. Prior to the execution of this Lease, Tenant has completed, executed and delivered to Landlord a Hazardous Materials Disclosure Certificate ("CERTIFICATE") in form and content attached hereto as Exhibit C. Tenant covenants, represents and warrants to Landlord that the information in the Certificate is true and correct and accurately describes the Hazardous Materials that will be manufactured, treated, used or stored on or about the Leased Premises by Tenant or Tenant's Agents. Tenant shall (a) on each six (6) month anniversary of the commencement date of this Lease; and (b) at such other times as Landlord reasonably requests, complete, execute and deliver to Landlord an updated Hazardous Materials Disclosure Certificate (each, an "UPDATED CERTIFICATE") describing

                  Tenant's then current and known proposed future uses of Hazardous Materials on or about the Leased Premises, which Updated Certificates shall be in the same format as that which is set forth in Exhibit C or in such updated format as Landlord may reasonably require from time to time. Landlord shall have the right to approve or disapprove such new or additional Hazardous Materials in its sole and absolute discretion; provided, however, that this requirement shall not apply to Hazardous Materials manufactured, treated, used or stored by Tenant in connection with Tenant's business, which Hazardous Materials may be used in accordance with this
                  Section 37. Tenant shall make no use of Hazardous Materials on or about the Leased Premises except as described in the Certificate, an Updated Certificate or as otherwise approved by Landlord in writing in accordance with this Section 37; provided, however, that Landlord shall have no right to approve or disapprove of Hazardous Materials manufactured, treated, used or stored by Tenant in connection with Tenant's business, which Hazardous Materials may be used in accordance with this Section 37; provided further, however, that Tenant shall not be required to provide Landlord prior notice of a new or different chemical which is classified as a Hazardous Material which is used in connection with Tenant's business. The Certificate and each Updated Certificate shall be completed and signed by Tenant's environmental risk manager.

      38. HOLDING OVER. No holding over by Tenant of the Leased Premises after the expiration of the Lease Term shall operate to extend the Lease Term or this Lease, and Tenant shall indemnify, defend and hold Landlord harmless from all Costs and Expenses and claims for damages by any other tenant to whom Landlord may have leased to Leased Premises effective upon the expiration of the Lease Term or termination of this Lease. Any such holding over shall be deemed a tenancy at sufferance, subject to all conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at sufferance, except that the Base Rent shall be an amount equal to one hundred ten percent (110%) of the greater of (i) Base Rent that was applicable at the expiration of the Lease; and (ii) the fair market rental value as reasonably determined by Landlord.

      39. AUTHORITY. The person or persons executing this Lease on behalf of Landlord and Tenant each hereby represent and warrant to the other party (Landlord or Tenant, as the case may be) that authority for the same was duly given as evidenced by the certified copy of resolution(s) of their respective Boards of Directors.

      40. PARKING. Tenant, its officers, directors, employees, agents, contractors, vendors, licensees and other authorized persons, shall be entitled to use throughout the Lease Term all vehicular parking spaces, free of charge on and about the Leased Premises.

      41. QUIET TITLE. Provided that Tenant is not in Default under this Lease, Landlord covenants that, subject to the terms and conditions of this Lease, from and after the commencement of the Lease Term, Tenant shall not be disturbed or hindered in Tenant's enjoyment of the Leased Premises and that Landlord shall not interfere with Tenant's business activities involving the Leased Premises.

      42. BENEFIT. The covenants, terms and conditions of this Lease shall inure to the benefit of and be binding upon the parties hereto and, subject to Section 23, their respective successors and assigns.

      43. SIGNAGE. Tenant shall be permitted to place such signage on and about the Leased Premises as are permitted by applicable law; provided, however, prior to the expiration or earlier termination of this Lease, Tenant shall remove such signage from the Leased Premises and restore the Leased Premises to its condition immediately preceding the installation of such signage.

      44. TELECOMMUNICATIONS. Tenant's use of the Leased Premises shall not include using the Leased Premises to provide telecommunications services (including, without limitation, Internet connections) to third parties, it being intended that Tenant's telecommunications activities within the Leased Premises be strictly limited to such activities as are incidental to general office use.

      45. APPROVALS AND CONSENTS. Unless a party's sole discretion is otherwise expressly provided for in a particular provision of this Lease, all approvals and consents required of either party hereunder shall not be unreasonably withheld or delayed, regardless of whether or not the provision in question expressly so states.

      46. SECURITY DEPOSIT. Concurrently herewith, Tenant shall deposit with Landlord the sum of Six Hundred Fifty Thousand Dollars ($650,000.00), as security for the performance by Tenant of its obligations under this Lease, and not as prepayment of Rent (the "SECURITY DEPOSIT"). Landlord may from time to time apply such portion of the Security Deposit as is necessary for the following purposes:

            a.    to remedy any default by Tenant in the payment of Rent;

            b.    to repair damage to the Leased Premises caused by Tenant;

            c. to clean the Leased Premises upon the expiration or sooner termination of the Lease; and/or

            d. to remedy any other default of Tenant to the extent permitted by applicable law, including, without limitation, on account of damages owing to Landlord under Section 24(b), and, in this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be put, if any.

            In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Leased Premises during the Lease Term, Landlord shall pay the Security Deposit to any transferee of Landlord's interest, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit. If Tenant performs every provision of this Lease to be performed by Tenant, the unused portion of the Security Deposit shall be returned to Tenant (or, at Tenant's direction, the last assignee of Tenant's interest under this Lease), to the extent not applied, within fifteen (15) days following the expiration or sooner termination of this Lease and the surrender of the Leased Premises by Tenant to Landlord in accordance with the terms of this Lease. If this Lease is terminated following Tenant's Default, the unpaid portion of the Security Deposit, if any, shall be returned to Tenant two (2) weeks after final determination of all damages due Landlord. If a Default by Tenant occurs hereunder, Landlord may require that Tenant deposit with it such additional amount (either in cash or in a letter of credit) as Landlord reasonably determines, to be added to and held as a portion of the Security Deposit.

      47. MISCELLANEOUS. This Lease constitutes the entire agreement of the parties with respect to the subject matter hereof and may be amended, waived or discharged only by an instrument in writing signed by the party against which enforcement of such amendment, waiver or discharge is sought. This Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. The headings in this Lease are for purposes of reference only and shall not control, limit or define the meaning or construction of any provision hereof. Time is of the essence of this Lease. The parties acknowledge that each party and its counsel have reviewed and revised this Lease and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or in any amendments or exhibits hereto. This Lease shall be construed in accordance with and governed by the laws of the State of Arizona.

      48. COUNTERPARTS. This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be one and the same document.

                    (SIGNATURES TO FOLLOW ON SUCCEEDING PAGE)

      IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

Phoenix Industrial Investment Partners, L.P.         SpeedFam - IPEC, Inc.,
An Arizona limited partnership                       an Illinois corporation

By:  Glen Una Management Company,
     a California corporation
Its: General Partner                                 By:  /s/ [ILLEGIBLE]
                                                          ----------------------
                                                     Name:  [ILLEGIBLE]
                                                     Title: CFO

     By: /s/ [ILLEGIBLE]
        --------------------
     Name: [ILLEGIBLE]
          ------------------
     Title: President
           -----------------

                                    EXHIBIT A

                      LEGAL DESCRIPTION OF LEASED PREMISES

Lot 1 of SPEEDFAM INTERNATIONAL, INC., according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 439 of Maps, Page 41.

                                    Exhibit A

                                    EXHIBIT B

                               TENANT'S EQUIPMENT

The following property shall be included in the definition of Tenant's
Equipment:

    BUILDING 305:

    CDA Air Compressor Equipment
    Air Scrubbers
    Dl Water System/Equipment
    Waste Treatment Equipment
    Cleanroom HVAC Equipment
    Chemical Distribution/Storage Equipment
    Cleanroom Vacuum Equipment
    Cleanroom System (walls, partitions, air handlers, hepafilters, chiller, other)
    50 Hertz Generators
    7.5 Ton Overhead Cranes
    Trolley Mounted Cranes
    Surveillance Cameras and Security Equipment
    Cafeteria Equipment

    BUILDING 300:

    CDA Air Compressor Equipment
    Cleanroom Vacuum Equipment
    Air Scrubbers
    Cleanroom Humidity Control Equipment (Kathobar)
    Roof Boilers for Kathobar Units
    Electrical Backup Power Generator
    330KV Electrical Transfer Switch
    50 Hertz Generators
    Dl Water System/Equipment
    Waste Treatment Equipment
    Chemical Distribution/Storage Equipment
    Cleanroom System (walls, partitions, air handlers, hepafilters, chiller, other)
    Surveillance Cameras and Security Equipment
    Acid Fume Safety Hood
    Cleanroom Safety Showers

                                    Exhibit B

                                    EXHIBIT C

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

         Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for Landlord to evaluate your proposed uses of the Leased Premises. On an annual basis and at such other times as set forth in Section 37 of the Lease, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to the Landlord as provided in the Lease.

         GENERAL INFORMATION:

                  Describe the proposed operations to take place in, on, or about the Leased Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

1.       USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

         1.1 Will any Hazardous Materials (as hereinafter defined) be used, generated, treated, stored or disposed of in, on or about the Leased Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, treated, stored or disposed of in, on or about the Leased Premises.

                  Wastes                     Yes [X]  No [ ]

                  Chemical Products          Yes [X]  No [ ]

                  Other                      Yes [ ]  No [ ]

                  If Yes is marked, please explain: Hazardous materials are used stored, treated and disposed of in supporting CMP (chemical, mechanical planerization) tools used for Research & development.

         1.2 If Yes is marked in Section 1.1, attach a list of any Hazardous Materials to be used, generated, treated, stored or disposed of in, on or about the Leased Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials to be present on or about the Leased Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws, as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Material, including the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

                                    Exhibit C

2. STORAGE TANKS AND SUMPS. Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Leased Premises? Existing tenants should describe any such actual or proposed activities.

                  Yes [X]             No [ ]

                  If yes, please explain: Waste treatment area stores and treats waste hydrofluoric acid along with sulfuric acid and sodium hydroxide day storage tanks for waste neutralization. See attached diagram. Ammonium hydroxide is stored in 330 gallon totes located in corrosive chemical storage room.

3.       WASTE MANAGEMENT

         3.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

                  Yes [X]             No [ ]

         3.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

                  Yes [X]             No [ ]

                  If yes, attach a copy of the most recent report filed.

4.       WASTEWATER TREATMENT AND DISCHARGE

         4.1      Will your company discharge wastewater or other wastes to:

                  ____storm drain?           X   sewer?
                  ____surface water?       ______no wastewater or other wastes
                                                 discharged.

                  Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s). Average of 60,000 gallons/day of industrial effluent is dischared to the city of Chandler waste water system.

         4.2      Will any such wastewater or waste be treated before discharge?

                  Yes [X]             No [ ]

                                    Exhibit C

                  If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted. Waste CMP slurries and metal bearing waste streams are treated through a gravity clarifier. Hydrofluoric are batch precipitated for fluoride removal. All other waste go through pH neutralization before discharge.

5.       AIR DISCHARGES

         5.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Leased Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Leased Premises which discharge into the air and whether such air emissions are being monitored.

                  Yes [X]             No [ ]

                  If yes, please describe: All air abatement equipment are monitored and maintained by onsite personnel.

         5.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Leased Premises.

                  _____Spray booth(s)          _____Incinerator(s)
                  _____Dip tank(s)               X  Other (Please describe)
                  _____Drying oven(s)          _____No Equipment Requiring Air
                                                    Permits

                  If yes, please describe: Currently speed Fam/IPEC operates 3 liquid air scrubbers. Please refer to attached air permit in
                  Section 5.5.3 for more detail.

         5.3 Please describe (and submit copies of with this Hazardous Materials Disclosure Certificate) any reports you have filed in the past [thirty-six] months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your business operations.

                                    Exhibit C

6.       HAZARDOUS MATERIALS DISCLOSURES

         6.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("MANAGEMENT PLAN") or Hazardous Materials Business Plan and Inventory ("BUSINESS PLAN") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

                  Yes [X]             No [ ]

                  If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

         6.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Leased Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are listed or regulated under Proposition 65.

                  Yes [X]             No [ ]

                  If yes, please explain:______________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

7.       ENFORCEMENT ACTIONS AND COMPLAINTS

         7.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

                  Yes [X]              No [ ]

                  If Yes, describe the actions, orders or decrees and any continuing compliance obligation imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
                  Article 7 of the Lease Agreement. Attached in Section 7.7.1 is a complianse notification from maricopa county environmental services department. Notice is for the submittal of an O&M plan for our equipment. County last our original maintenance plan that was submitted. Attached is copy of new O&M plan that was submitted.

                                    Exhibit C

         7.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

                  Yes [ ]             No [X]

                  If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Article 7 of the Lease Agreement. ______________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

         7.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Leased Premises and the current status of any such problems or complaints.

                  Yes [ ]             No [X]

                  If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints. ___________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________

8. PERMITS AND LICENSES. Attach copies of all permits and licenses issued to your company its proposed operations in, on or about the Leased Premises, including, without limitation, any Hazardous Materials permits, wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

As used herein, the term "HAZARDOUS MATERIALS" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Arizona or the United States government. The term "HAZARDOUS MATERIALS" includes, without limitation, petroleum products, asbestos, PCB's, and any material or substance which is (i) listed under, or defined as hazardous or extremely hazardous pursuant to The Arizona Environmental Quality Act of 1986, A.R.S. Section 49-101, et. seq., (ii) deemed as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903) ("RCRA'"). (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601) ("CERCLA") or

                                    Exhibit C
any regulations promulgated under CERCLA; (iv) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C.
Section 2601 et seq.) or any regulations promulgated under TSCA; (v) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons;
(vi) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (vii) polychlorinated biphenyls; (viii) lead and lead-containing materials; or (ix) any additional substance, material or waste. As used herein, the term "HAZARDOUS MATERIAL LAW(S)" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the Arizona Department of Environmental Quality which regulates the use, storage, release or disposal of any Hazardous Materials.

The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease and, if such Lease is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease is executed, this Hazardous Materials Disclosure Certificate will be updated from time to time in accordance with Section 37 of the Lease. The undersigned further acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease and the continuance thereof throughout the term, and any renewals thereof, of the Lease. I, the undersigned, acting with full authority to bind the Tenant and on behalf of the Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

Speedfam-IPEC, Inc.
an Illinois corporation

By:   /s/ Tod Thurber
      -------------------------------
Name: Tod Thurber
      -------------------------------
Its:  Environmental Compliance Mgr.

Date: May 1, 2002

                                    Exhibit C

                                    EXHIBIT D

                          SOFTWARE MAINTENANCE SCHEDULE

                                 [SEE ATTACHED]

                                    Exhibit D

SPEEDFAM - EQUIPMENT LIST / PM SCHEDULES

-------------------------------------------------------------------------------------------------------------------------

TAGNUMBER             PM #                EQUIPMENT DESCRIPTION             CALENDAR FREQUENCY          WEEK       SYSTEM

-------------------------------------------------------------------------------------------------------------------------
INS_EYE/SH      NS_EYE/SHOWR_M300       INSPECT EYEWASH/SHOWERS           Calendar period - monthly       1          INS
-------------------------------------------------------------------------------------------------------------------------
INS_OFF_M         INS_SEC_W                                               Calendar period - monthly       1          INS
-------------------------------------------------------------------------------------------------------------------------
RM_107_300         ELDIST_A                  ELECTRICAL ROOM                   Special event              0          RM
-------------------------------------------------------------------------------------------------------------------------
RM_153_300         ELDIST_A                  MECHANICAL ROOM                   Special event              0          RM
-------------------------------------------------------------------------------------------------------------------------
RM_154_300         ELDIST_A                  ELECTRICAL ROOM                   Special event              0          RM
-------------------------------------------------------------------------------------------------------------------------
RM_206_300         ELDIST_A                  ELECTRICAL ROOM                   Special event              0          RM
-------------------------------------------------------------------------------------------------------------------------
RM_246_300         ELDIST_A                  ELECTRICAL ROOM                   Special event              0          RM
-------------------------------------------------------------------------------------------------------------------------
RM_210_300         ELDIST_A                  ELECTRICAL ROOM                   Special event              0          RM
-------------------------------------------------------------------------------------------------------------------------
INS_7406G_       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT        Calendar period - annual        41         ELEC
-------------------------------------------------------------------------------------------------------------------------
INS_7406_EL        ELDIST_A             ANNUAL INFRA-RED INSPECTI        Calendar period - annual        40         ELEC
-------------------------------------------------------------------------------------------------------------------------
RM_2026            ELDIST_A                  ELECTRICAL ROOM             Calendar period - annual        40          RM
-------------------------------------------------------------------------------------------------------------------------
INS_7406_EL      ELECSAFETY_M           ELECTRICAL SAFETY INSPECT        Calendar period - annual        37         ELEC
-------------------------------------------------------------------------------------------------------------------------
INS_2C_ELS       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT        Calendar period - annual        33         ELEC
-------------------------------------------------------------------------------------------------------------------------
RM_1039            ELDIST_A             ELECTRICAL ROOM NEAR MFG.        Calendar period - annual        30          RM
-------------------------------------------------------------------------------------------------------------------------
INS_2B_ELS       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT        Calendar period - annual        29         ELEC
-------------------------------------------------------------------------------------------------------------------------
INS_ELSFTY       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT             Selected weeks              0         ELEC
-------------------------------------------------------------------------------------------------------------------------
INS_2A_ELS       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT        Calendar period - annual        25         ELEC
-------------------------------------------------------------------------------------------------------------------------
AD_2_631         AIRDRYERS_A                 ZEKS AIR DRYER              Calendar period - annual        21        PLUMB
-------------------------------------------------------------------------------------------------------------------------
AD_RAF1_63       AIRDRYERS_A                 ZEKS AIR DRYER              Calendar period - annual        21        PLUMB
-------------------------------------------------------------------------------------------------------------------------
AD_1_630         AIRDRYERS_A                 ZEKS AIR DRYER              Calendar period - annual        21        PLUMB
-------------------------------------------------------------------------------------------------------------------------
INS_2B_BFIX        BFIX_BM              BATTERY FIXTURE INSPECT          Calendar period - annual        21         INS
-------------------------------------------------------------------------------------------------------------------------
INS_1F_ELS       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT        Calendar period - annual        21         ELEC
-------------------------------------------------------------------------------------------------------------------------
RM_1051            ELDIST_A                  ELECTRICAL ROOM             Calendar period - annual        20          RM
-------------------------------------------------------------------------------------------------------------------------
INS_2A_BFIX        BFIX_BM              BATTERY FIXTURE INSPECT          Calendar period - annual        17         INS
-------------------------------------------------------------------------------------------------------------------------
INS_1E_ELS       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT        Calendar period - annual        17         ELEC
-------------------------------------------------------------------------------------------------------------------------
INS_1D_BFIX        BFIX_BM              BATTERY FIXTURE INSPECT          Calendar period - annual        13         INS
-------------------------------------------------------------------------------------------------------------------------
INS_1D_ELS       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT        Calendar period - annual        13         ELEC
-------------------------------------------------------------------------------------------------------------------------
INS_HEPA_1         HEPA_10K_Q           CLASS 10,000 HEPA INSPECT        Calendar period - quarterly     12         INS
-------------------------------------------------------------------------------------------------------------------------
INS_HEPA_1         HEPA_10K_Q           CLASS 10,000 HEPA INSPECT        Calendar period - quarterly     12         INS
-------------------------------------------------------------------------------------------------------------------------
INS_HEPA_1         HEPA_10Q               CLASS 10 HEPA INSPECT          Calendar period - quarterly     12         INS
-------------------------------------------------------------------------------------------------------------------------
INS_HEPA_1         HEPA_10Q               CLASS 10 HEPA INSPECT          Calendar period - quarterly     12         INS
-------------------------------------------------------------------------------------------------------------------------
INS_HEPA_1         HEPA_1K_Q             CLASS 1,000 HEPA INSPECT        Calendar period - quarterly     12         INS
-------------------------------------------------------------------------------------------------------------------------
INS_HEPA_1         HEPA_1K_Q             CLASS 1,000 HEPA INSPECT        Calendar period - quarterly     12         INS
-------------------------------------------------------------------------------------------------------------------------
INS_1C_BFIX        BFIX_BM               BATTERY FIXTURE INSPECT         Calendar period - annual         9         INS
-------------------------------------------------------------------------------------------------------------------------
INS_1C_ELS       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT        Calendar period - annual         9         ELEC
-------------------------------------------------------------------------------------------------------------------------
EF2_300             EF_M                  IN-LINE CABINET FAN            Calendar period - quarterly      9         HVAC
-------------------------------------------------------------------------------------------------------------------------
EF9_300             EF_M                  IN-LINE CABINET FAN            Calendar period - quarterly      9         HVAC
-------------------------------------------------------------------------------------------------------------------------
EF1_300             EF_M                      UTILITY FAN                Calendar period - quarterly      9         HVAC
-------------------------------------------------------------------------------------------------------------------------
EF5_300             EF_M                     ROOF EXHAUSTER              Calendar period - quarterly      9         HVAC
-------------------------------------------------------------------------------------------------------------------------

                                     PAGE 1                            22-MAY-02

--------------------------------------------------------------------------------------------------------------------------

TAGNUMBER             PM #                EQUIPMENT DESCRIPTION             CALENDAR FREQUENCY          WEEK        SYSTEM

--------------------------------------------------------------------------------------------------------------------------
EF3_300               EF_M                    ROOF EXHAUSTER             Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF6_300               EF_M                 IN-LINE CABINET FAN           Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF2_2C_653            EF_M                GREENCHECK EXHAUST FAN         Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF8_300               EF_M                    ROOF EXHAUSTER             Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF4_300               EF_M                    ROOF EXHAUSTER             Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF1_2C_652            EF_M                GREENCHECK EXHAUST FAN         Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF3_2C_654            EF_M                GREENCHECK EXHAUST FAN         Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF4_2C_655            EF_M                GREENCHECK EXHAUST FAN         Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF5_2C_656            EF_M                GREENCHECK EXHAUST FAN         Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF6_2C_657            EF_M                GREENCHECK EXHAUST FAN         Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF7_2C_658            EF_M                GREENCHECK EXHAUST FAN         Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF8_2C_659            EF_M                GREENCHECK EXHAUST FAN         Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF9_2C_660            EF_M                GREENCHECK EXHAUST FAN         Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
EF7_300               EF_M                    ROOF EXHAUSTER             Calendar period - quarterly      9          HVAC
--------------------------------------------------------------------------------------------------------------------------
RM_1114             ELDIST_A             CHILLER/MECHANICAL ROOM           Calendar period - annual       8           RM
--------------------------------------------------------------------------------------------------------------------------
COMP2_300          AIRCOMPS_S             AIR COMP. W/AFTER COOL         Calendar period - semiannual     7          HVAC
--------------------------------------------------------------------------------------------------------------------------
COMP1_300          AIRCOMPS_S             AIR COMP. W/AFTER COOL         Calendar period - semiannual     7          HVAC
--------------------------------------------------------------------------------------------------------------------------
COMP1_637          AIRCOMPS_S                  APLAS COPCO               Calendar period - semiannual     7         PLUMB
--------------------------------------------------------------------------------------------------------------------------
FCU2-24_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-14_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-17_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-19_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-20_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-21_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-12_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-23_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-33_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-13_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-16_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-34_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-25_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-26_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-27_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-28_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-29_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-30_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-31_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-32_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
FCU2-22_2B_        FANCOIL_S               TRANE FAN COIL UNIT           Calendar period - semiannual     6          HVAC
--------------------------------------------------------------------------------------------------------------------------
PMP_CWPC1           PUMPS_Q              CLEAN ROOM CHILLED WATER        Calendar period - quarterly      6          HVAC
--------------------------------------------------------------------------------------------------------------------------
INS_1B_BFIX         BFIX_BM               BATTERY FIXTURE INSPECT          Calendar period - annual       5          INS
--------------------------------------------------------------------------------------------------------------------------
INS_1B_ELS       ELECSAFETY_M           ELECTRICAL SAFETY INSPECT          Calendar period - annual       5          ELEC
--------------------------------------------------------------------------------------------------------------------------

                                     PAGE 2                            22-MAY-02

-----------------------------------------------------------------------------------------------------------------------------

TAGNUMBER           PM #                EQUIPMENT DESCRIPTION            CALENDAR FREQUENCY              WEEK          SYSTEM

-----------------------------------------------------------------------------------------------------------------------------
CT2_300            EVAP_S                   COOLING TOWER2            Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
CT1_1B_642         EVAP_S                EVAPCO COOLING TOWER         Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
CT1_300            EVAP_S                  COOLING TOWER 1            Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-2_2A_5       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-5_2A_6       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-6A_2A        FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-1_2A_5       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-11_2A_       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-4B_2A        FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-4A_2A        FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-6B_2A_       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-10_2A_       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-9_2A_6       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-8_2A_6       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-7_2A_6       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU2-3_2A_6       FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
EVAP_2C_10         EVAP_BM                   EVAP COOLERS              Calendar period - bimonthly         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
EVAP_2C_10         EVAP_BM                   EVAP COOLERS              Calendar period - bimonthly         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
EVAP_2C_10         EVAP_BM                   EVAP COOLERS              Calendar period - bimonthly         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
EVAP_2C_10         EVAP_BM                   EVAP COOLERS              Calendar period - bimonthly         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
EVAP_2C_11         EVAP_BM                   EVAP COOLERS              Calendar period - bimonthly         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
EVAP1_300          EVAP_BM               EVAPORATIVE COLLER 1          Calendar period - bimonthly         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
EVAP_2C_11         EVAP_BM                   EVAP COOLERS              Calendar period - bimonthly         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
EVAP2_300          EVAP_BM              EVAPORATIVE COOLER 2           Calendar period - bimonthly         5            HVAC
-----------------------------------------------------------------------------------------------------------------------------
CWP_CHP-1          PUMPS_Q             BELL & GOSSETT C.W. PUMP        Calendar period - quarterly         4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
CWP_SCHP-          PUMPS_Q             BELL & GOSSETT C.W. PUMP        Calendar period - quarterly         4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
PMP_CWPC1          PUMPS_Q             CLEAN ROOM CHILLED WATER        Calendar period - quarterly         4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
CWP_CTP-2_         PUMPS_Q             BELL & GOSSETT C.W. PUMP        Calendar period - quarterly         4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
CWP_CHP-2          PUMPS_Q             BELL & GOSSETT C.W. PUMP        Calendar period - quarterly         4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
CWP_SCHP-          PUMPS_Q             BELL & GOSSETT C.W. PUMP        Calendar period - quarterly         4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
CWP_CTP-1_         PUMPS_Q             BELL & GOSSETT C.W. PUMP        Calendar period - quarterly         4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
CT2_1B_643         EVAP_BM               EVAPCO COOLING TOWER          Calendar period - bimonthly         4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
HWH_2_617         H20HTRS_M             A O SMITH WATER HEATER          Calendar period - monthly          4           PLUMB
-----------------------------------------------------------------------------------------------------------------------------
HWH_4_619         H20HTRS_M             A O SMITH WATER HEATER          Calendar period - monthly          4           PLUMB
-----------------------------------------------------------------------------------------------------------------------------
HWH_1_616         H20HTRS_M             A O SMITH WATER HEATER          Calendar period - monthly          4           PLUMB
-----------------------------------------------------------------------------------------------------------------------------
HWH_3_618         H20HTRS_M             A O SMITH WATER HEATER          Calendar period - monthly          4           PLUMB
-----------------------------------------------------------------------------------------------------------------------------
HWH2_300          H20HTRS_M               HOT WATER HEATER 2            Calendar period - monthly          4           PLUMB
-----------------------------------------------------------------------------------------------------------------------------
HWH1_300          H20HTRS_M               HOT WATER HEATER 1            Calendar period - monthly          4           PLUMB
-----------------------------------------------------------------------------------------------------------------------------
HE1_300           HEXCHG_M             HEAT X - PLATE AND FRAME         Calendar period - monthly          4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
HEX1_1B_64        HEXCHG_M             ALFA LEVEL HEAT EXCHANGER        Calendar period - monthly          4            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU1-21_1C        FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         3            HVAC
-----------------------------------------------------------------------------------------------------------------------------
FCU1-26A_1        FANCOIL_S              TRANE FAN COIL UNIT          Calendar period - semiannual         3            HVAC
-----------------------------------------------------------------------------------------------------------------------------

                                     PAGE 3                            22-MAY-02

------------------------------------------------------------------------------------------------------------------

TAGNUMBER             PM #           EQUIPMENT DESCRIPTION            CALENDER FREQUENCY          WEEK      SYSTEM

------------------------------------------------------------------------------------------------------------------
FCU1-18_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-20_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-38_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-23_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-17_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-24A_1         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-28_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-37B_1         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-22_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-30_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-29_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-24B_1         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-40_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-26B_1         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-27_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-16_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-25_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-19_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-37A_1         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-39_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-15_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-14_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-13_1C         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      3        HVAC
------------------------------------------------------------------------------------------------------------------
INS_HTRS_Q       INS_HEATERS_Q          PLENUM HEATERS            Calender period - quarterly       3        ELEC
------------------------------------------------------------------------------------------------------------------
INS_RES_BM        INS_RES_BM       RESTROOM ZONE INSPECTION       Calender period - bimonthly       3         INS
------------------------------------------------------------------------------------------------------------------
INS_RES_BM      INS_RES_BM_300           RESTROOM INSP            Calender period - bimonthly       3         INS
------------------------------------------------------------------------------------------------------------------
TM_715               TU_SA                ICE MACHINE             Calender period - bimonthly       3        HVAC
------------------------------------------------------------------------------------------------------------------
INS_GRNDS_        INS_GRNDS_M         GROUNDS INSPECTION          Calender period - monthly         3         INS
------------------------------------------------------------------------------------------------------------------
INS_VEH_M          INS_VECH_M         CHECK RENTAL VEHICLES       Calender period - monthly         3         INS
------------------------------------------------------------------------------------------------------------------
MN_1107              MON_M              REFRIG MONITOR            Calender period - monthly         3        HVAC
------------------------------------------------------------------------------------------------------------------
ELEC_1A_53         PORTGEN_M          HONDA 5KW GENERATOR         Calender period - monthly         3        ELEC
------------------------------------------------------------------------------------------------------------------
RM_1116            ELDIST_A          MAIN ELECTRICAL ROOM         Calender period - annual          2         RM
------------------------------------------------------------------------------------------------------------------
CT2_1B_643          EVAP_S           EVAPCO COOLING TOWER         Calender period - semiannual      2        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-31A_1         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      2        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-34_1B_        FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      2        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-33_1B_        FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      2        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-36_1B_        FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      2        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-35_1B_        FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      2        HVAC
------------------------------------------------------------------------------------------------------------------
FCU1-31B_1         FANCOIL_S          TRANE FAN COIL UNIT         Calender period - semiannual      2        HVAC
------------------------------------------------------------------------------------------------------------------
AHU7_300           AHROOF_BI              AIR HANDLER             Calender period - bimonthly       2        HVAC
------------------------------------------------------------------------------------------------------------------
AHU8_2C_66         AHROOF_BI          McQUAY AIR HANDLER          Calender period - bimonthly       2        HVAC
------------------------------------------------------------------------------------------------------------------
AHU6_2C_66         AHROOF_BI          McQUAY AIR HANDLER          Calender period - bimonthly       2        HVAC
------------------------------------------------------------------------------------------------------------------

                                     PAGE 4                            22-MAY-02

----------------------------------------------------------------------------------------------------------------------------

TAGNUMBER               PM #           EQUIPMENT DESCRIPTION               CALENDAR FREQUENCY            WEEK         SYSTEM

----------------------------------------------------------------------------------------------------------------------------
AHU9_2C_66            AHROOF_BI          McQUAY AIR HANDLER            Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU1_300              AHROOF_BI              AIR HANDLER               Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHUC1_IN_6            AHROOF_BI         HEATCRAFT AIR HANDLER          Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHUCMU1_I             AHROOF_BI         HEATCRAFT AIR HANDLER          Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU5_300              AHROOF_BI              AIR HANDLER               Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHUC2_IN_6            AHROOF_BI         HEATCRAFT AIR HANDLER          Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU4_2C_66            AHROOF_BI          McQUAY AIR HANDLER            Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU1_2C_66            AHROOF_BI          McQUAY AIR HANDLER            Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU2_300              AHROOF_BI              AIR HANDLER               Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU2_2C_66            AHROOF_BI          McQUAY AIR HANDLER            Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU6_300              AHROOF_BI              AIR HANDLER               Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU3_300              AHROOF_BI              AIR HANDLER               Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU3_2C_66            AHROOF_BI          McQUAY AIR HANDLER            Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU4_300              AHROOF_BI              AIR HANDLER               Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHUC3_IN_6            AHROOF_BI         HEATCRAFT AIR HANDLER          Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
AHU10_2C_6            AHROOF_BI          McQUAY AIR HANDLER            Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
EDHC1_IN_6             EDH_BM           ELECTRIC DUCT HEATER           Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
EDHC2_IN_6             EDH_BM           ELECTRIC DUCT HEATER           Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
EDHC3_IN_6             EDH_BM           ELECTRIC DUCT HEATER           Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
EDHC4_IN_6             EDH_BM           ELECTRIC DUCT HEATER           Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
EDHUC1_IN_             EDHU_BM        ELECTRIC DUCT HUMIDIFIER         Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
TM_716                  TU_SA                ICE MACHINE               Calendar period - bimonthly         2           HVAC
----------------------------------------------------------------------------------------------------------------------------
CHLR2_300              CHILL_M           CENTRIFUGAL CHILLER           Calendar period - monthly           2           HVAC
----------------------------------------------------------------------------------------------------------------------------
CHLR1_300              CHILL_M           CENTRIFUGAL CHILLER           Calendar period - monthly           2           HVAC
----------------------------------------------------------------------------------------------------------------------------
CH2_1B_641             CHILL_M             McQUAY CHILLER              Calendar period - monthly           2           HVAC
----------------------------------------------------------------------------------------------------------------------------
CH1_1B_640             CHILL_M             McQUAY CHILLER              Calendar period - monthly           2           HVAC
----------------------------------------------------------------------------------------------------------------------------
INS_CUB_M             INS_CUB_M          CUBICAL INSPECTION            Calendar period - monthly           2           INS
----------------------------------------------------------------------------------------------------------------------------
INS_DOOR_            INS_DOORS_M           DOOR INSPECTION             Calendar period - monthly           2           INS
----------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8         PUMP_DI_WILDEN_Q          P104X-FER PUMP             Calendar period - monthly           2            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8         PUMP_DI_WILDEN_Q          PAD SUMP PUMP              Calendar period - monthly           2            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8         PUMP_DI_WILDEN_Q         P107 PRESS PUMP             Calendar period - monthly           2            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8         PUMP_DI_WILDEN_Q         P106 X-FER PUMP             Calendar period - monthly           2            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8         PUMP_DI_WILDEN_Q         P102 X-FER PUMP             Calendar period - monthly           2            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8         PUMP_DI_WILDEN_Q         P103 X-FER PUMP             Calendar period - monthly           2            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8         PUMP_DI_WILDEN_Q         P105 X-FER PUMP             Calendar period - monthly           2            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8         PUMP_DI_WILDEN_Q          PT SUMP PUMP               Calendar period - monthly           2            DI
----------------------------------------------------------------------------------------------------------------------------
SC_2C_711              SCRUB_M                SCRUBBER                 Calendar period - monthly           2           HVAC
----------------------------------------------------------------------------------------------------------------------------
VAC_VP1_63           VACPUMPS_M           NASH VACCUM PUMP             Calendar period - monthly           2          PLUMB
----------------------------------------------------------------------------------------------------------------------------
INS_OUT_M3            INS_OUT_M                                        Calendar period - monthly           1           INS
----------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8          PUMP_DI_PUMPS_M             HF PUMP                 Calendar period - monthly           1            DI
----------------------------------------------------------------------------------------------------------------------------
INS_CONF_          INS_CONF_M 7406                                     Calendar period - monthly           1           INS
----------------------------------------------------------------------------------------------------------------------------
INS_ROOF_            INS_ROOF_M                                        Calendar period - monthly           1           INS
----------------------------------------------------------------------------------------------------------------------------

                                     PAGE 5                            22-MAY-02

-----------------------------------------------------------------------------------------------------------------------------------

TAGNUMBER                   PM #                  EQUIPMENT DESCRIPTION             CALENDER FREQUENCY          WEEK        SYSTEM

-----------------------------------------------------------------------------------------------------------------------------------
INS_COR_W                INS_COR_W                                             Calender period - weekly          1           INS
-----------------------------------------------------------------------------------------------------------------------------------
INS_OUTSID           INS_OUTSIDE_W 7406                                        Calender period - weekly          1           INS
-----------------------------------------------------------------------------------------------------------------------------------
INS_REST_               INS_REST_W                                             Calender period - weekly          1           INS
-----------------------------------------------------------------------------------------------------------------------------------
CH1_1B_640               ACHILL_A                    McQUAY CHILLER            Calender period - annual          1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
CHLR2_300                 CHILL_A                 CENTRIFUGAL CHILLER          Calender period - annual          1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
CHLR1_301                 CHILL_A                 CENTRIFUGAL CHILLER          Calender period - annual          1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
CH2_1B_641                CHILL_A                    McQUAY CHILLER            Calender period - annual          1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
INS_COPIER               COPIERS_M                      COPIERS                Calender period - annual          1           RM
-----------------------------------------------------------------------------------------------------------------------------------
INS_1A_ELS              ELECSAFETY_M            ELECTRICAL SAFETY INSPECT      Calender period - annual          1          ELEC
-----------------------------------------------------------------------------------------------------------------------------------
INS_ELSFTY              ELECSAFETY_M            ELECTRICAL SAFETY INSPECT             Selected weeks             0          ELEC
-----------------------------------------------------------------------------------------------------------------------------------
CHLR1_300                 ACHILL_S                 CENTRIFUGAL CHILLER         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
CH1_1B_640                ACHILL_S                    McQUAY CHILLER           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
CHLR2_300                 ACHILL_S                 CENTRIFUGAL CHILLER         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
CH2_1B_641                ACHILL_S                    McQUAY CHILLER           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU40_300                FANCOIL_S                  FAN COIL UNIT 40           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU31_300                FANCOIL_S                  FAN COIL UNIT 31           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU49_300                FANCOIL_S                  FAN COIL UNIT 49           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU51_300                FANCOIL_S                  FAN COIL UNIT 51           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU44_300                FANCOIL_S                  FAN COIL UNIT 44           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU43_300                FANCOIL_S                  FAN COIL UNIT 43           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU42_300                FANCOIL_S                  FAN COIL UNIT 42           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU45_300                FANCOIL_S                  FAN COIL UNIT 45           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU46_300                FANCOIL_S                  FAN COIL UNIT 46           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU48_300                FANCOIL_S                  FAN COIL UNIT 48           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU10_300                FANCOIL_S                  FAN COIL UNIT 10           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU4_300                 FANCOIL_S                  FAN COIL UNIT 4            Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU39_300                FANCOIL_S                  FAN COIL UNIT 39           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU50_300                FANCOIL_S                  FAN COIL UNIT 50           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU1-7A_1A               FANCOIL_S                 TRANE FAN COIL UNIT         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU47_300                FANCOIL_S                  FAN COIL UNIT 47           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU1-5_1A_5              FANCOIL_S                 TRANE FAN COIL UNIT         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU20_300                FANCOIL_S                  FAN COIL UNIT 20           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU25_300                FANCOIL_S                  FAN COIL UNIT 25           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU1-10_1A_              FANCOIL_S                 TRANE FAN COIL UNIT         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU1-11_1A_              FANCOIL_S                 TRANE FAN COIL UNIT         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU1-2_1A_5              FANCOIL_S                 TRANE FAN COIL UNIT         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU1-1_1A_5              FANCOIL_S                 TRANE FAN COIL UNIT         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU1-4_1A_5              FANCOIL_S                 TRANE FAN COIL UNIT         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU38_300                FANCOIL_S                  FAN COIL UNIT 38           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU1-6_1A_5              FANCOIL_S                 TRANE FAN COIL UNIT         Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU41_300                FANCOIL_S                  FAN COIL UNIT 41           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------
FCU32_300                FANCOIL_S                  FAN COIL UNIT 32           Calender period - Semiannual      1          HVAC
-----------------------------------------------------------------------------------------------------------------------------------

                                     PAGE 6                            22-MAY-02

---------------------------------------------------------------------------------------------------------------------------

TAGNUMBER               PM #         EQUIPMENT DESCRIPTION            CALENDAR FREQUENCY                WEEK        SYSTEM

---------------------------------------------------------------------------------------------------------------------------
FCU28_300             FANCOIL_S         FAN COIL UNIT 28            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU34_300             FANCOIL_S         FAN COIL UNIT 34            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU35_300             FANCOIL_S         FAN COIL UNIT 35            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU36_300             FANCOIL_S         FAN COIL UNIT 36            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU37_300             FANCOIL_S         FAN COIL UNIT 37            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU1-3_1A_5           FANCOIL_S        TRANE FAN COIL UNIT          Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU6_300              FANCOIL_S         FAN COIL UNIT 6             Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU5_300              FANCOIL_S         FAN COIL UNIT 5             Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU52_300             FANCOIL_S         FAN COIL UNIT 52            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU7_300              FANCOIL_S         FAN COIL UNIT 7             Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU53_300             FANCOIL_S         FAN COIL UNIT 53            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU55_300             FANCOIL_S         FAN COIL UNIT 55            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU57_300             FANCOIL_S         FAN COIL UNIT 57            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU19_300             FANCOIL_S         FAN COIL UNIT 19            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU59_300             FANCOIL_S         FAN COIL UNIT 59            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU54_300             FANCOIL_S         FAN COIL UNIT 54            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU61_300             FANCOIL_S         FAN COIL UNIT 61            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU8_300              FANCOIL_S         FAN COIL UNIT 8             Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU9_300              FANCOIL_S         FAN COIL UNIT 9             Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU60_300             FANCOIL_S         FAN COIL UNIT 60            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU11_300             FANCOIL_S         FAN COIL UNIT 11            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU1-9_1A_5           FANCOIL_S        TRANE FAN COIL UNIT          Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU23_300             FANCOIL_S         FAN COIL UNIT 23            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU1_300              FANCOIL_S         FAN COIL UNIT 1             Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU3_300              FANCOIL_S         FAN COIL UNIT 3             Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU58_300             FANCOIL_S         FAN COIL UNIT 58            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU18_300             FANCOIL_S         FAN COIL UNIT 18            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU26_300             FANCOIL_S         FAN COIL UNIT 26            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU24_300             FANCOIL_S         FAN COIL UNIT 24            Calendar period - semiannual           1          HVAC
--------------------------------------------------------------------------------------------------------- -----------------
FCU1-7B_1A            FANCOIL_S        TRANE FAN COIL UNIT          Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU22_300             FANCOIL_S         FAN COIL UNIT 22            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU21_300             FANCOIL_S         FAN COIL UNIT 21            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU27_300             FANCOIL_S         FAN COIL UNIT 27            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU2_300              FANCOIL_S         FAN COIL UNIT 2             Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU33_300             FANCOIL_S         FAN COIL UNIT 33            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU56_300             FANCOIL_S         FAN COIL UNIT 56            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU17_300             FANCOIL_S         FAN COIL UNIT 17            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU16_300             FANCOIL_S         FAN COIL UNIT 16            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU15_300             FANCOIL_S         FAN COIL UNIT 15            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU14_300             FANCOIL_S         FAN COIL UNIT 14            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU13_300             FANCOIL_S         FAN COIL UNIT 13            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------
FCU12_300             FANCOIL_S         FAN COIL UNIT 12            Calendar period - semiannual           1          HVAC
---------------------------------------------------------------------------------------------------------------------------

                                     PAGE 7                            22-MAY-02

----------------------------------------------------------------------------------------------------------------------------

TAGNUMBER              PM #               EQUIPMENT DESCRIPTION              CALENDAR FREQUENCY          WEEK         SYSTEM

----------------------------------------------------------------------------------------------------------------------------
FCU30_300           FANCOIL_S               FAN COIL UNIT 30             Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
FCU29_300           FANCOIL_S               FAN COIL UNIT 29             Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
KATH2_300          KATH_300_SA                  KATHABAR                 Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
KATH5_300          KATH_300_SA                  KATHABAR                 Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
KATH4_300          KATH_300_SA                  KATHABAR                 Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
KATH1_300          KATH_300_SA                  KATHABAR                 Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
KATH3_300          KATH_300_SA                  KATHABAR                 Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU8-1_1D_67           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU10-3_1D_6           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU8-4_1D_67           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU10-1_1D_6           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU8-2_1D_67           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU7-1_1D_67           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU6-4_1D_67           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU9-3_1D_68           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU6-3_1D_67           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU6-2_1D_67           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU10-4_1D_6           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU8-6_1D_68           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU8-7_1D_68           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU9-4_1D_68           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU10-2_1D_6           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU8-3_1D_67           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
TU8-5_1D_68           TU_SA                   TRANE VAV BOX              Calendar period - semiannual      1           HVAC
----------------------------------------------------------------------------------------------------------------------------
CH1_1B_640          ACHILL_Q                McQUAY CHILLER               Calendar period - quarterly       1           HVAC
----------------------------------------------------------------------------------------------------------------------------
CHLR2_300           CHILL_Q               CENTRIFUGAL CHILLER            Calendar period - quarterly       1           HVAC
----------------------------------------------------------------------------------------------------------------------------
CHLR1_300           CHILL_Q               CENTRIFUGAL CHILLER            Calendar period - quarterly       1           HVAC
----------------------------------------------------------------------------------------------------------------------------
CH2_1B_641          CHILL_Q                 McQUAY CHILLER               Calendar period - quarterly       1           HVAC
----------------------------------------------------------------------------------------------------------------------------
INS_MCC_Q           ELEC_MCC_Q             QUARTERLY MCC INSP            Calendar period - quarterly       1           ELEC
----------------------------------------------------------------------------------------------------------------------------
FA_1C_532             FAI_Q                 FIRE ALARM PANEL             Calendar period - quarterly       1           FIRE
----------------------------------------------------------------------------------------------------------------------------
FA_1_300              FAI_Q                 FIRE ALARM PANEL             Calendar period - quarterly       1           FIRE
----------------------------------------------------------------------------------------------------------------------------
FCU2-31A_2          FANCOIL_M              TRANE FAN COIL UNIT                 Selected weeks              0           HVAC
----------------------------------------------------------------------------------------------------------------------------
INS_CONF_Q          INS_CONF_Q            CONFERENCE ROOM ZONE           Calendar period - quarterly       1            INS
----------------------------------------------------------------------------------------------------------------------------
PMP_IE_819       PUMP_DI_PUMPS_M                   UV                    Calendar period - quarterly       1            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_300_86       PUMP_DI_WILDEN_Q           SLURRY WASTE PUMP            Calendar period - quarterly       1            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_300_86       PUMP_DI_WILDEN_Q           SLURRY WASTE PUMP            Calendar period - quarterly       1            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_300_85       PUMP_DI_WILDEN_Q       BM CALCIUM CHLORIDE PUMP         Calendar period - quarterly       1            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_300_84       PUMP_DI_WILDEN_Q         CLARIFIER SLUDGE PUMP          Calendar period - quarterly       1            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_300_87       PUMP_DI_WILDEN_Q       ALUM. WASTE LIFT STA PUMP        Calendar period - quarterly       1            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_300_87       PUMP_DI_WILDEN_Q       ALUM. WASTE LIFT STA PUMP        Calendar period - quarterly       1            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_300_84       PUMP_DI_WILDEN_Q            BM DECANT. PUMP             Calendar period - quarterly       1            DI
----------------------------------------------------------------------------------------------------------------------------
PMP_300_86       PUMP_DI_WILDEN_Q          ALUMINUM WASTE PUMP           Calendar period - quarterly       1            DI
----------------------------------------------------------------------------------------------------------------------------

                                     PAGE 8                            22-MAY-02

--------------------------------------------------------------------------------------------------------------------

TAGNUMBER              PM #            EQUIPMENT DESCRIPTION         CALENDAR FREQUENCY            WEEK        SYSTEM

--------------------------------------------------------------------------------------------------------------------
PMP_300_84       PUMP_DI_WILDEN_Q          BM POLYMER PUMP       Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_85       PUMP_DI_WILDEN_Q            BM PAC PUMP         Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_86       PUMP_DI_WILDEN_Q         METALS WASTE PUMP      Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_84       PUMP_DI_WILDEN_Q         SLUDGE PRESS PUMP      Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_86       PUMP_DI_WILDEN_Q           PIT SUMP PUMP        Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_86       PUMP_DI_WILDEN_Q           WT SUMP PUMP         Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_84       PUMP_DI_WILDEN_Q         CENTRAL SUMP PUMP      Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_84       PUMP_DI_WILDEN_Q       CLARIFIER SLUDGE PUMP    Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_84       PUMP_DI_WILDEN_Q          SAT DECANT. PUMP      Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_84       PUMP_DI_WILDEN_Q          BM SLUDGE PUMP        Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
PMP_300_85       PUMP_DI_WILDEN_Q           BM NaOH PUMP         Calendar period - quarterly        1            DI
--------------------------------------------------------------------------------------------------------------------
SCHWP1_30             PUMPS_Q          SEC. CHILLED WATER PUMP   Calendar period - quarterly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
PCHWP4_30             PUMPS_Q         PRIM. CHILLED WATER PUMP   Calendar period - quarterly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
SCHWP2_30             PUMPS_Q          SEC. CHILLED WATER PUMP   Calendar period - quarterly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
PMP_CWP1_             PUMPS_Q           CONDENSER WATER PUMP 1   Calendar period - quarterly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
PMP_CWP2_             PUMPS_Q           CONDENSER WATER PUMP 2   Calendar period - quarterly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
PMP_VP1_30            PUMPS_Q               VACUUM PUMP 1        Calendar period - quarterly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
PMP_VP2_30            PUMPS_Q               VACUUM PUMP 2        Calendar period - quarterly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
PCHWP3_30             PUMPS_Q          PRIM.CHILLED WATER PUMP   Calendar period - quarterly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
INS_UPS_Q              UPS_Q              BATTERY BACK-UPS       Calendar period - quarterly        1           ELEC
--------------------------------------------------------------------------------------------------------------------
RAH5_300             AHROOF_BI          RECIRC AIR HANDLER LH    Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
RAH8_300             AHROOF_BI          RECIRC AIR HANDLER LH    Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
RAH2_300             AHROOF_BI          RECIRC AIR HANDLER RH    Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
RAH6_300             AHROOF_BI          RECIRC AIR HANDLER RH    Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
RAH4_300             AHROOF_BI          RECIRC AIR HANDLER LH    Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
RAH3_300             AHROOF_BI          RECIRC AIR HANDLER RH    Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
RAH1_300             AHROOF_BI          RECIRC AIR HANDLER LH    Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
RAH7_300             AHROOF_BI          RECIRC AIR HANDLER LH    Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
EDHE7_300             EDH_BM            ELECTRIC DUCT HEATER     Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
EDHE6_300             EDH_BM            ELECTRIC DUCT HEATER     Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
EDHE4_300             EDH_BM            ELECTRIC DUCT HEATER     Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
EDHE3_300             EDH_BM            ELECTRIC DUCT HEATER     Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
EDHE5_300             EDH_BM            ELECTRIC DUCT HEATER     Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
EDHE2_300             EDH_BM            ELECTRIC DUCT HEATER     Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
EDHE1_300             EDH_BM            ELECTRIC DUCT HEATER     Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
CT1_300               EVAP_BM              COOLING TOWER 1       Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
CT2_300               EVAP_BM              COOLING TOWER 2       Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
CT1_IB_642            EVAP_BM           EVAPCO COOLING TOWER     Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
KATH1_300           KATH_300_BM               KATHABAR           Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
KATH3_300           KATH_300_BM               KATHABAR           Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
KATH5_300           KATH_300_BM               KATHABAR           Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------
KATH4_300           KATH_300_BM               KATHABAR           Calendar period - bimonthly        1           HVAC
--------------------------------------------------------------------------------------------------------------------

                                     PAGE 9                            22-MAY-02

--------------------------------------------------------------------------------------------------------------------------

TAGNUMBER                 PM #                 EQUIPMENT DESCRIPTION             CALENDAR FREQUENCY      WEEK      SYSTEM

--------------------------------------------------------------------------------------------------------------------------
KATH2_300             KATH_300_BM                    KATHABAR                Calendar period - bimonthly   1         HVAC
--------------------------------------------------------------------------------------------------------------------------
CHC1_2C_69             ACHILL_M                  CHANDLER CHILLER            Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
AIR_COMPR             AIRCOMPS_M                    15HP_KAESER              Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
COMP2_300             AIRCOMPS_M              AIR COMP. W/ AFTER COOL        Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
COMP1_300             AIRCOMPS_M              AIR COMP. W/ AFTER COOL        Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
COMP1_638             AIRCOMPS_M                    APLAS COPCO              Calendar period - monthly     1         PLUMB
--------------------------------------------------------------------------------------------------------------------------
COMP1_637             AIRCOMPS_M                    APLAS COPCO              Calendar period - monthly     1         PLUMB
--------------------------------------------------------------------------------------------------------------------------
COMP1_639             AIRCOMPS_M                    APLAS COPCO              Calendar period - monthly     1         PLUMB
--------------------------------------------------------------------------------------------------------------------------
AC_UNIT_30            AIRCOND_BM              EATPUMP_FOR_SERVER_ROOM        Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
A\C_UNIT_30            AIRCOND_M              EATPUMP_FOR_SERVER_ROOM        Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
INS_1B_BFIX             BFIX_M                BATTERY FIXTURE INSPECT        Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_1A_BFIX             BFIX_M                BATTERY FIXTURE INSPECT        Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_1C_BFIX             BFIX_M                BATTERY FIXTURE INSPECT        Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_2A_BFIX             BFIX_M                BATTERY FIXTURE INSPECT        Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_2B_BFIX             BFIX_M                BATTERY FIXTURE INSPECT        Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_1D_BFIX             BFIX_M                BATTERY FIXTURE INSPECT        Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
ELEV2_300               ELEV_M                  ELEVATOR PASSENGER           Calendar period - monthly     1         ELEC
--------------------------------------------------------------------------------------------------------------------------
ELEV_1C_53              ELEV_M                     OTIS ELEVATOR             Calendar period - monthly     1         ELEC
--------------------------------------------------------------------------------------------------------------------------
ELEVF_300               ELEV_M                   ELEVATOR FREIGHT            Calendar period - monthly     1         ELEC
--------------------------------------------------------------------------------------------------------------------------
ELEV1_300               elev_m                  ELEVATOR PASSANGER           Calendar period - monthly     1         ELEC
--------------------------------------------------------------------------------------------------------------------------
ELEV_MS                 ELEV_MS                  SERVICE ELEVATOR            Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
ammonia exh             EXFAN_M                   ammonia exhaust            Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
CF2_300                FILTCK_M                 COELESCING FILTER 2          Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
FF2_300                FILTCK_M                    FINAL FILTER 2            Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
CF1_300                FILTCK_M                 COELESCING FILTER 1          Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
FF1_300                FILTCK_M                    FINAL FILTER 1            Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
AF1_300                FILTCK_M                    AFTER FILTER 1            Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
PF2_300                FILTCK_M                     PRE FILTER               Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
AF2_300                FILTCK_M                    AFTER FILTER 2            Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
PF1_300                FILTCK_M                     PRE FILTER               Calendar period - monthly     1         HVAC
--------------------------------------------------------------------------------------------------------------------------
INS_CEIL_M            INS_CEIL_M                CEILING INSPECTION           Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_COR_M              INS_COR_M                   CORRIDOR ZONE             Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_COR_M_             INS_COR_M                   CORRIDOR INSP             Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_ENTR_M            INS_ENTR_M                                             Calendar period - monthly     1          GR
--------------------------------------------------------------------------------------------------------------------------
INS_EYE/SH         INS_EYE/SHOWER_M           INSPECT EYEWASH/SHOWERS        Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_EYE/SH         INS_EYE/SHOWER_M           INSPECT EYEWASH/SHOWERS        Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_FDOOR            INS_FDOORS_M                   FIRE DOORS               Calendar period - monthly     1         ELEC
--------------------------------------------------------------------------------------------------------------------------
INS_FIRE_30          INS_FIREXT_M              FIRE EXTINGUISHER INSP        Calendar period - monthly     1         FIRE
--------------------------------------------------------------------------------------------------------------------------
INS_FIRE             INS_FIREXT_M                                            Calendar period - monthly     1         FIRE
--------------------------------------------------------------------------------------------------------------------------
INS_M_TRAP            INS_M_TRAPS            INSPEC TRAPS IN RESTROOMS       Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_OUT_M3             INS_OUT_M                                             Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------
INS_OUT_M3             INS_OUT_M                                             Calendar period - monthly     1          INS
--------------------------------------------------------------------------------------------------------------------------

                                    PAGE 10                            22-MAY-02

-------------------------------------------------------------------------------------------------------------------------

TAGNUMBER               PM #                EQUIPMENT DESCRIPTION            CALENDAR FREQUENCY       WEEK         SYSTEM

-------------------------------------------------------------------------------------------------------------------------
INS_ROOF_            INS_ROOF_M                INSPECTION ROOF           Calendar period - monthly      1           INS
-------------------------------------------------------------------------------------------------------------------------
INS_SEC_30          INS_SEC_300M           SECURITY ZONE GEN. EQUIP      Calendar period - monthly      1           INS
-------------------------------------------------------------------------------------------------------------------------
INS_SEC_M             INS_SEC_M            SECURITY ZONE GEN. EQUIP      Calendar period - monthly      1           INS
-------------------------------------------------------------------------------------------------------------------------
KATH4_300            KATH_300_M                    KATHABAR              Calendar period - monthly      1           HVAC
-------------------------------------------------------------------------------------------------------------------------
KATH1_300            KATH_300_M                    KATHABAR              Calendar period - monthly      1           HVAC
-------------------------------------------------------------------------------------------------------------------------
KATH2_300            KATH_300_M                    KATHABAR              Calendar period - monthly      1           HVAC
-------------------------------------------------------------------------------------------------------------------------
KATH3_300            KATH_300_M                    KATHABAR              Calendar period - monthly      1           HVAC
-------------------------------------------------------------------------------------------------------------------------
KATH5_300            KATH_300_M                    KATHABAR              Calendar period - monthly      1           HVAC
-------------------------------------------------------------------------------------------------------------------------
INS_TIMER1         LIGHTS,TIMER_M           OUTSIDE LIGHTING TIMER       Calendar period - monthly      1           ELEC
-------------------------------------------------------------------------------------------------------------------------
INS_1A_TIM         LIGHTS,TIMER_M           OUTSIDE LIGHTING TIMER       Calendar period - monthly      1           ELEC
-------------------------------------------------------------------------------------------------------------------------
PMP_1E_820            PMP_UV_M                        UV                 Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_87         PUMP_DI_PUMPS_M         RECLAIM LIFT STATION PMP      Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_87         PUMP_DI_PUMPS_M         RECLAIM LIFT STATION PMP      Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_87         PUMP_DI_PUMPS_M           HF LIFT STATION PMP         Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_88         PUMP_DI_PUMPS_M        METALS WASTE LIFT STA PMP      Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_86         PUMP_DI_PUMPS_M           INDUSTRIAL WASTE PUMP       Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
DI_300_868         PUMP_DI_PUMPS_M            HARDNESS ANALYZER          Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_82         PUMP_DI_PUMPS_M                BRINE PUMP             Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_87         PUMP_DI_PUMPS_M        SLURRY WASTE LIFT STA PMP      Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_82         PUMP_DI_PUMPS_M             R O BOOSTER PUMP          Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_83         PUMP_DI_PUMPS_M          SODIUM BISULFITE PUMP        Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
DI_300_869         PUMP_DI_PUMPS_M             SILICA ANALYZER           Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_83         PUMP_DI_PUMPS_M            R.O. PRESSURE PUMP         Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_88         PUMP_DI_PUMPS_M            EAST SUBLOOP PUMP          Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8          PUMP_DI_PUMPS_M             P101B X-FER PUMP          Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_1E_807         PUMP_DI_PUMPS_M          SM DI LOOP/W DIST PUMP       Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_83         PUMP_DI_PUMPS_M            R.O. PRESSURE PUMP         Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_83         PUMP_DI_PUMPS_M                  TOC UV               Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_85         PUMP_DI_PUMPS_M               HMR NAOH PUMP           Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_82         PUMP_DI_PUMPS_M              R.O. FEED PUMP           Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_85         PUMP_DI_PUMPS_M               HMR PAC PUMP            Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_1E_801         PUMP_DI_PUMPS_M            R.O. PRESSURE PUMP         Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_87         PUMP_DI_PUMPS_M           HF LIFT STATION PMP         Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_WTP_8          PUMP_DI_PUMPS_M             P101A X-FER PUMP          Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_83         PUMP_DI_PUMPS_M                  TOC UV               Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_82         PUMP_DI_PUMPS_M           DI DISTRIBUTION PUMP        Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_83         PUMP_DI_PUMPS_M             UV DISINFECTION           Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_1E_808         PUMP_DI_PUMPS_M         LG DI LOOP/SE PUMP DIST       Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_85         PUMP_DI_PUMPS_M               NS NAOH PUMP            Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_88         PUMP_DI_PUMPS_M        METALS WASTE LIFT STA PMP      Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_88         PUMP_DI_PUMPS_M             NE SUBLOOP PUMP           Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------
PMP_300_88         PUMP_DI_PUMPS_M            MAIN SUBLOOP PUMP          Calendar period - monthly      1            DI
-------------------------------------------------------------------------------------------------------------------------

                                     PAGE 11                           22-MAY-02

-----------------------------------------------------------------------------------------------------------------------------

TAGNUMBER               PM #               EQUIPMENT DESCRIPTION              CALENDAR FREQUENCY            WEEK       SYSTEM

-----------------------------------------------------------------------------------------------------------------------------
PMP_300_85        PUMP_DI_PUMPS_M            NS SULFURIC PUMP              Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_85        PUMP_DI_PUMPS_M        HMR SODIUM BISULFIT PUMP          Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_83        PUMP_DI_PUMPS_M            ANTI SCALANT PUMP             Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_87        PUMP_DI_PUMPS_M        SLURRY WASTE LIFT STA PMP         Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_86        PUMP_DI_PUMPS_M              HF WASTE PUMP               Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_84        PUMP_DI_PUMPS_M              CAUSTIC PUMP                Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_85        PUMP_DI_PUMPS_M         CLARIFIER POLYMER PUMP           Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_85        PUMP_DI_PUMPS_M            HMR SULFURIC PUMP             Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_87        PUMP_DI_PUMPS_M        IND. WASTE LIFT STAT PUMP         Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_87        PUMP_DI_PUMPS_M        IND. WASTE LIFT STAT PUMP         Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_83        PUMP_DI_PUMPS_M              CAUSTIC PUMP                Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_1E_806        PUMP_DI_PUMPS_M       MAIN DI DISTRIBUTION PUMP          Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_84        PUMP_DI_PUMPS_M             CLEAR WELL PUMP              Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_83        PUMP_DI_PUMPS_M          SODIUM BISULFITE PUMP           Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_1E_804        PUMP_DI_PUMPS_M          SMALL DI/NE DIST LOOP           Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_1E_805        PUMP_DI_PUMPS_M          D.I. DISTRIBUTION PUMP          Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_1E_803        PUMP_DI_PUMPS_M              R.O. FEED PUMP              Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_1E_802        PUMP_DI_PUMPS_M              R.O. FEED PUMP              Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_82        PUMP_DI_PUMPS_M          DI DISTRIBUTION PUMP            Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
PMP_300_83        PUMP_DI_PUMPS_M            ANTI SCALANT PUMP             Calendar period - monthly         1            DI
-----------------------------------------------------------------------------------------------------------------------------
SOL.SCRUB_            SCRUB_M               CATALYTIC OXIDIZER             Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
AM.SCRUBB             SCRUB_M                 AMMONIA SCRUBBER             Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
SCR1_300              SCRUB_M               SCRUBBER#6 AMMONIA             Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
SCR3_300              SCRUB_M                SCRUBBER#4 ACID               Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
SCR2_300              SCRUB_M               SCRUBBER#5 AMMONIA             Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
SCR1_651              SCRUB_M                 VIRON SCRUBBER               Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
TM_714                 TU_SA                TRUE REFRIGERATOR              Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
TM_713                 TU_SA                   TRANE MAKEUP                Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
FTU9-3_1D_6            TU_SA              TRANE FAN TERMINAL UNIT          Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
FTU10-1_1D_            TU_SA              TRANE FAN TERMINAL UNIT          Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
TM_712                 TU_SA                   TRANE MAKEUP                Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
FTU10-3_1D_            TU_SA              TRANE FAN TERMINAL UNIT          Calendar period - monthly         1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
INS_COR_B           INS_COR_BW                 CORRIDOR ZONE               Calendar period - biweekly        1            INS
-----------------------------------------------------------------------------------------------------------------------------
INS_COR_B           INS_COR_BW                 CORRIDOR INSP               Calendar period - biweekly        1            INS
-----------------------------------------------------------------------------------------------------------------------------
AD_RAF1_63          AIRDRYERS_W               ZEKS AIR DRYER               Calendar period - weekly          1          PLUMB
-----------------------------------------------------------------------------------------------------------------------------
AD_2_631            AIRDRYERS_W               ZEKS AIR DRYER               Calendar period - weekly          1          PLUMB
-----------------------------------------------------------------------------------------------------------------------------
AD_1_630            AIRDRYERS_W               ZEKS AIR DRYER               Calendar period - weekly          1          PLUMB
-----------------------------------------------------------------------------------------------------------------------------
AL_1103              ALERTON_W                    ALERTON                  Calendar period - weekly          1           HVAC
-----------------------------------------------------------------------------------------------------------------------------
CARD_7406_            CARD_W              CARD ACCESS SYSTEM 7406          Calendar period - weekly          1           ELEC
-----------------------------------------------------------------------------------------------------------------------------
CARD_1_300            CARD_W                 CARD ACCESS SYSTEM            Calendar period - weekly          1           ELEC
-----------------------------------------------------------------------------------------------------------------------------
CARD_1C_53            CARD_W                 CARD ACCESS SYSTEM            Calendar period - weekly          1           ELEC
-----------------------------------------------------------------------------------------------------------------------------
CH1_1B_640           CHILL_WS                 McQUAY CHILLER               Calendar period - weekly          1           HVAC
---------------------------------------------------------------------------------------------------------------------------

                                    PAGE 12                            22-MAY-02

-------------------------------------------------------------------------------------------------------------------------------

TAGNUMBER              PM #                 EQUIPMENT DESCRIPTION           CALENDAR FREQUENCY           WEEK            SYSTEM

-------------------------------------------------------------------------------------------------------------------------------
CHLR1_300           CHILL_WS                 CENTRIFUGAL CHILLER          Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------
CH2_1B_641          CHILL_WS                    McQUAY CHILLER            Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------
CHLR2_300           CHILL_WS                 CENTRIFUGAL CHILLER          Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------
CWLAB_1E            CWTEST_W                    CITY WATER LAB            Calendar period - weekly        1                DI
-------------------------------------------------------------------------------------------------------------------------------
POND_1F_82          DI_POND_W                    BUILDING PONE            Calendar period - weekly        1                DI
-------------------------------------------------------------------------------------------------------------------------------
SOFTNER_1           DI_SOFTNER_W                 WATER SOFTNER            Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------
ELEC_GEN_            ELECGEN                CATERPILLAR GENERATOR         Calendar period - weekly        1               ELEC
-------------------------------------------------------------------------------------------------------------------------------
GENIE_1A           GENIE_1A_W                GENIE PERSONNEL LIFT         Calendar period - weekly        1               ELEC
-------------------------------------------------------------------------------------------------------------------------------
HZ_1105               HZ_M                          HAZMAT                Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------
INS_BREAK_         INS_BREAK_W                 BREAKROOMS INSP            Calendar period - weekly        1               INS
-------------------------------------------------------------------------------------------------------------------------------
INS_BREAK_         INS_BREAK_W              BREAKROOM ZONE INSP.          Calendar period - weekly        1               INS
-------------------------------------------------------------------------------------------------------------------------------
INS_CONF_          INS_CONF_W                CONF ROOM INSPECTION         Calendar period - weekly        1                RM
-------------------------------------------------------------------------------------------------------------------------------
INS_CONF_          INS_CONF_W                CONFERENCE ROOM INSP         Calendar period - weekly        1               INS
-------------------------------------------------------------------------------------------------------------------------------
INS_GRDS_          INS_GRND_W                     INSPECTION              Calendar period - weekly        1                GR
-------------------------------------------------------------------------------------------------------------------------------
INS_GRDS_          INS_GRND_W                     INSPECTION              Calendar period - weekly        1               INS
-------------------------------------------------------------------------------------------------------------------------------
INS_GRNDS_        INS_GRNDS_W             WEEKLY GROUNDS ZONE INSP.       Calendar period - weekly        1               INS
-------------------------------------------------------------------------------------------------------------------------------
INS_LIFT_D         INS_LIFT_D                   LIFTS, CRANES             Calendar period - weekly        1               LIFT
-------------------------------------------------------------------------------------------------------------------------------
INS_PLANTS        INS_PLANTS_W                      PLANTS                Calendar period - weekly        1                DI
-------------------------------------------------------------------------------------------------------------------------------
WA_305_110          INS_SCBA                   WATER TREATMENT            Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------
SCBA                INS_SCBA                 UNIT 1-4 and CYL1-7          Calendar period - weekly        1               INS
-------------------------------------------------------------------------------------------------------------------------------
INS_SEC_30        INS_SEC_300W            SECURITY ZONE - CAMERAS         Calendar period - weekly        1               INS
-------------------------------------------------------------------------------------------------------------------------------
INS_SEC_W           INS_SEC_W             SECURITY ZONE - CAMERAS         Calendar period - weekly        1               INS
-------------------------------------------------------------------------------------------------------------------------------
JC_1106               JC_W                     JOHNSON CONTROLS           Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------
NIT_1050           NITROGEN_W                  NITROGEN SYSTEM            Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------
INS_POWER            PLINK_W              SQUARE D POWERLINK PANEL        Calendar period - weekly        1               ELEC
-------------------------------------------------------------------------------------------------------------------------------
RO3_1E_824          ROTEST_W                          RO                  Calendar period - weekly        1                DI
-------------------------------------------------------------------------------------------------------------------------------
RO2_1E_801          ROTEST_W                         R.O.                 Calendar period - weekly        1                DI
-------------------------------------------------------------------------------------------------------------------------------
TM_717                TU_SA                      VACUUM PUMP              Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------
WA_305_110            WT_W                     WATER TREATMENT            Calendar period - weekly        1               HVAC
-------------------------------------------------------------------------------------------------------------------------------

                                    PAGE 13                            22-MAY-02